Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
FOURTH QUARTER 2009

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q09 Change				2009 Change
	4Q09		3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$23,164		$26,622	$25,623	$25,025	$17,226	(13)%	34%	$100,434	$67,252	49%
Total noninterest expense	12,004		13,455	13,520	13,373	11,255	(11)	7	52,352	43,500	20
Pre-provision profit (a)	11,160		13,167	12,103	11,652	5,971	(15)	87	48,082	23,752	102
Provision for credit losses	7,284		8,104	8,031	8,596	7,313	(10)	—	32,015	20,979	53
Income/(loss) before extraordinary gain	3,278		3,512	2,721	2,141	(623)	(7)	NM	11,652	3,699	215
Extraordinary gain	—		76	—	—	1,325	NM	NM	76	1,906	(96)
NET INCOME	3,278		3,588	2,721	2,141	702	(9)	367	11,728	5,605	109

Managed Basis (b)
Total net revenue	$25,236		$28,780	$27,709	$26,922	$19,108	(12)	32	$108,647	$72,772	49
Total noninterest expense	12,004		13,455	13,520	13,373	11,255	(11)	7	52,352	43,500	20
Pre-provision profit (a)	13,232		15,325	14,189	13,549	7,853	(14)	68	56,295	29,272	92
Provision for credit losses	8,901		9,802	9,695	10,060	8,541	(9)	4	38,458	24,591	56
Income/(loss) before extraordinary gain	3,278		3,512	2,721	2,141	(623)	(7)	NM	11,652	3,699	215
Extraordinary gain	—		76	—	—	1,325	NM	NM	76	1,906	(96)
NET INCOME	3,278		3,588	2,721	2,141	702	(9)	367	11,728	5,605	109

PER COMMON SHARE:
Basic Earnings (c)
Income/(loss) before extraordinary gain	0.75		0.80	0.28	0.40	(0.29)	(6)	NM	2.25	0.81	178
Net income	0.75		0.82	0.28	0.40	0.06	(9)	NM	2.27	1.35	68

Diluted Earnings (c) (d)
Income/(loss) before extraordinary gain	0.74		0.80	0.28	0.40	(0.29)	(8)	NM	2.24	0.81	177
Net income	0.74		0.82	0.28	0.40	0.06	(10)	NM	2.26	1.35	67

Cash dividends declared	0.05		0.05	0.05	0.05	0.38	—	(87)	0.20	1.52	(87)
Book value	39.88		39.12	37.36	36.78	36.15	2	10	39.88	36.15	10
Closing share price	41.67		43.82	34.11	26.58	31.53	(5)	32	41.67	31.53	32
Market capitalization	164,261		172,596	133,852	99,881	117,695	(5)	40	164,261	117,695	40

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding (c)	3,974.1		3,962.0	3,824.1	3,758.7	3,737.5	—	6	3,879.7	3,521.8	10
Common shares outstanding at period-end	3,942.0		3,938.7	3,924.1	3,757.7	3,732.8	—	6	3,942.0	3,732.8	6

FINANCIAL RATIOS: (e)
Income/(loss) before extraordinary gain:
Return on common equity (“ROE”) (f)	8%		9%	3%	5%	(3)%			6%	2%
Return on tangible common equity (“ROTCE”) (f)(g)	12		13	5	8	(5)			10	4
Return on assets (“ROA”)	0.65		0.70	0.54	0.42	(0.11)			0.58	0.21
Net income:
ROE (f)	8		9	3	5	1			6	4
ROTCE (f)(g)	12		14	5	8	1			10	6
ROA	0.65		0.71	0.54	0.42	0.13			0.58	0.31

CAPITAL RATIOS:
Tier 1 capital ratio	11.1	(i)	10.2	9.7	11.4	10.9
Total capital ratio	14.8	(i)	13.9	13.3	15.2	14.8
Tier 1 common capital ratio (h)	8.8	(i)	8.2	7.7	7.3	7.0

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,031,989		$2,041,009	$2,026,642	$2,079,188	$2,175,052	—	(7)	$2,031,989	$2,175,052	(7)
Wholesale loans	204,175		218,953	231,625	242,284	262,044	(7)	(22)	204,175	262,044	(22)
Consumer loans	429,283		434,191	448,976	465,959	482,854	(1)	(11)	429,283	482,854	(11)
Deposits	938,367		867,977	866,477	906,969	1,009,277	8	(7)	938,367	1,009,277	(7)
Common stockholders’ equity	157,213		154,101	146,614	138,201	134,945	2	17	157,213	134,945	17
Total stockholders’ equity	165,365		162,253	154,766	170,194	166,884	2	(1)	165,365	166,884	(1)

Headcount	222,316		220,861	220,255	219,569	224,961	1	(1)	222,316	224,961	(1)

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,901		$1,921	$1,471	$1,606	$(2,364)	(1)	NM	$6,899	$(1,175)	NM
Retail Financial Services	(399)		7	15	474	624	NM	NM	97	880	(89)
Card Services	(306)		(700)	(672)	(547)	(371)	56	18	(2,225)	780	NM
Commercial Banking	224		341	368	338	480	(34)	(53)	1,271	1,439	(12)
Treasury & Securities Services	237		302	379	308	533	(22)	(56)	1,226	1,767	(31)
Asset Management	424		430	352	224	255	(1)	66	1,430	1,357	5
Corporate/Private Equity	1,197		1,287	808	(262)	1,545	(7)	(23)	3,030	557	444

Net income	$3,278		$3,588	$2,721	$2,141	$702	(9)	367	$11,728	$5,605	109

(a)	Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

(b)	For further discussion of managed basis, see Reconciliation from reported to managed summary on page 6.

(c)	Effective January 1, 2009, the Firm implemented new FASB guidance for participating securities. Accordingly, prior period amounts have been revised as required. For further discussion of the guidance, see Per share-related information on page 36.

(d)	The calculation of second quarter and full year 2009 earnings per share includes a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital.

(e)	Quarterly ratios are based upon annualized amounts.

(f)	The calculation of second quarter and full year 2009 net income applicable to common equity includes a one-time, non-cash reduction of $1.1 billion resulting from repayment of TARP preferred capital. Excluding this reduction, the adjusted ROE for the second quarter and full year 2009 was 6% and 7%, respectively, and the adjusted ROTCE for the second quarter and full year 2009 was 10% and 11%, respectively. The Firm views the adjusted ROE and ROTCE, both non-GAAP financial measures, as meaningful because they increase the comparability to prior periods.

(g)	Net income applicable to common equity divided by total average common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm uses return on tangible common equity, a non-GAAP financial measure, to assess the Firm’s use of equity.

(h)	Tier 1 common is calculated as Tier 1 capital less qualifying perpetual preferred stock, qualifying trust preferred securities and qualifying minority interest in subsidiaries. The Firm uses the Tier 1 common capital ratio, a non-GAAP financial measure, to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies.

(i)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
REVENUE
Investment banking fees	$1,916	$1,679	$2,106	$1,386	$1,382	14%	39%	$7,087	$5,526	28%
Principal transactions	838	3,860	3,097	2,001	(7,885)	(78)	NM	9,796	(10,699)	NM
Lending & deposit-related fees	1,765	1,826	1,766	1,688	1,776	(3)	(1)	7,045	5,088	38
Asset management, administration and commissions	3,361	3,158	3,124	2,897	3,234	6	4	12,540	13,943	(10)
Securities gains	381	184	347	198	456	107	(16)	1,110	1,560	(29)
Mortgage fees and related income	450	843	784	1,601	1,789	(47)	(75)	3,678	3,467	6
Credit card income	1,844	1,710	1,719	1,837	2,049	8	(10)	7,110	7,419	(4)
Other income	231	625	10	50	593	(63)	(61)	916	2,169	(58)

Noninterest revenue	10,786	13,885	12,953	11,658	3,394	(22)	218	49,282	28,473	73

Interest income	15,615	16,260	16,549	17,926	21,631	(4)	(28)	66,350	73,018	(9)
Interest expense	3,237	3,523	3,879	4,559	7,799	(8)	(58)	15,198	34,239	(56)

Net interest income	12,378	12,737	12,670	13,367	13,832	(3)	(11)	51,152	38,779	32

TOTAL NET REVENUE	23,164	26,622	25,623	25,025	17,226	(13)	34	100,434	67,252	49

Provision for credit losses	7,284	8,104	8,031	8,596	7,313	(10)	—	32,015	20,979	53

NONINTEREST EXPENSE
Compensation expense	5,112	7,311	6,917	7,588	5,024	(30)	2	26,928	22,746	18
Occupancy expense	944	923	914	885	955	2	(1)	3,666	3,038	21
Technology, communications and equipment expense	1,182	1,140	1,156	1,146	1,207	4	(2)	4,624	4,315	7
Professional & outside services	1,682	1,517	1,518	1,515	1,819	11	(8)	6,232	6,053	3
Marketing	536	440	417	384	501	22	7	1,777	1,913	(7)
Other expense (a)	2,262	1,767	2,190	1,375	1,242	28	82	7,594	3,740	103
Amortization of intangibles	256	254	265	275	326	1	(21)	1,050	1,263	(17)
Merger costs	30	103	143	205	181	(71)	(83)	481	432	11

TOTAL NONINTEREST EXPENSE	12,004	13,455	13,520	13,373	11,255	(11)	7	52,352	43,500	20

Income/(loss) before income tax expense and extraordinary gain	3,876	5,063	4,072	3,056	(1,342)	(23)	NM	16,067	2,773	479
Income tax expense/(benefit) (b)	598	1,551	1,351	915	(719)	(61)	NM	4,415	(926)	NM

Income/(loss) before extraordinary gain	3,278	3,512	2,721	2,141	(623)	(7)	NM	11,652	3,699	215
Extraordinary gain (c)	—	76	—	—	1,325	NM	NM	76	1,906	(96)

NET INCOME	$3,278	$3,588	$2,721	$2,141	$702	(9)	367	$11,728	$5,605	109

DILUTED EARNINGS PER SHARE
Income/(loss) before extraordinary gain (d)(e)	$0.74	$0.80	$0.28	$0.40	$(0.29)	(8)	NM	$2.24	$0.81	177
Extraordinary gain	—	0.02	—	—	0.35	NM	NM	0.02	0.54	(96)

NET INCOME (d)(e)	$0.74	$0.82	$0.28	$0.40	$0.06	(10)	NM	$2.26	$1.35	67

FINANCIAL RATIOS
Income/(loss) before extraordinary gain:
ROE (f)	8%	9%	3%	5%	(3)%			6%	2%
ROTCE (f)	12	13	5	8	(5)			10	4
ROA	0.65	0.70	0.54	0.42	(0.11)			0.58	0.21
Net income:
ROE (f)	8	9	3	5	1			6	4
ROTCE (f)	12	14	5	8	1			10	6
ROA	0.65	0.71	0.54	0.42	0.13			0.58	0.31
Effective income tax rate	15	31	33	30	54			27	(33)
Overhead ratio	52	51	53	53	65			52	65

EXCLUDING IMPACT OF MERGER COSTS (g)
Income/(loss) before extraordinary gain	$3,278	$3,512	$2,721	$2,141	$(623)	(7)	NM	$11,652	$3,699	215
Merger costs (after-tax)	18	64	89	127	112	(72)	(84)	298	268	11

Income/(loss) before extraordinary gain excluding merger costs	$3,296	$3,576	$2,810	$2,268	$(511)	(8)	NM	$11,950	$3,967	201

Diluted Per Share:
Income/(loss) before extraordinary gain (d)(e)	$0.74	$0.80	$0.28	$0.40	$(0.29)	(8)	NM	$2.24	$0.81	177
Merger costs (after-tax)	0.01	0.02	0.02	0.03	0.03	(50)	(67)	0.08	0.07	14

Income/(loss) before extraordinary gain excluding merger costs (d)(e)	$0.75	$0.82	$0.30	$0.43	$(0.26)	(9)	NM	$2.32	$0.88	164

(a)	Second quarter 2009 includes a $675 million FDIC special assessment.

(b)	The income tax expense in the fourth quarter of 2009 includes tax benefits recognized upon the resolution of tax audits. The income tax benefit in the full year of 2008 included the realization of a benefit from the release of deferred tax liabilities associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely.

(c)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with U.S. GAAP for business combinations, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(d)	Effective January 1, 2009, the Firm implemented new FASB guidance for participating securities. Accordingly, prior period amounts have been revised as required. For further discussion of this guidance, see Per share-related information on page 36.

(e)	The calculation of second quarter and full year 2009 earnings per share includes a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital.

(f)	The calculation of second quarter and full year 2009 net income applicable to common equity includes a one-time, non-cash reduction of $1.1 billion resulting from repayment of TARP preferred capital. Excluding this reduction, the adjusted ROE for the second quarter and full year 2009 was 6% and 7%, respectively, and the adjusted ROTCE for the second quarter and full year 2009 was 10% and 11%, respectively. The Firm views the adjusted ROE and ROTCE, both non-GAAP financial measures, as meaningful because they increase the comparability to prior periods.

(g)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Dec 31, 2009
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2009	2009	2009	2009	2008	2009	2008
ASSETS
Cash and due from banks	$26,206	$21,068	$25,133	$26,681	$26,895	24%	(3)%
Deposits with banks	63,230	59,623	61,882	89,865	138,139	6	(54)
Federal funds sold and securities purchased under resale agreements	195,404	171,007	159,170	157,237	203,115	14	(4)
Securities borrowed	119,630	128,059	129,263	127,928	124,000	(7)	(4)
Trading assets:
Debt and equity instruments	330,918	330,370	298,135	298,453	347,357	—	(5)
Derivative receivables	80,210	94,065	97,491	131,247	162,626	(15)	(51)
Securities	360,390	372,867	345,563	333,861	205,943	(3)	75
Loans	633,458	653,144	680,601	708,243	744,898	(3)	(15)
Less: Allowance for loan losses	31,602	30,633	29,072	27,381	23,164	3	36

Loans, net of allowance for loan losses	601,856	622,511	651,529	680,862	721,734	(3)	(17)
Accrued interest and accounts receivable	67,427	59,948	61,302	52,168	60,987	12	11
Premises and equipment	11,118	10,675	10,668	10,336	10,045	4	11
Goodwill	48,357	48,334	48,288	48,201	48,027	—	1
Other intangible assets:
Mortgage servicing rights	15,531	13,663	14,600	10,634	9,403	14	65
Purchased credit card relationships	1,246	1,342	1,431	1,528	1,649	(7)	(24)
All other intangibles	3,375	3,520	3,651	3,821	3,932	(4)	(14)
Other assets	107,091	103,957	118,536	106,366	111,200	3	(4)

TOTAL ASSETS	$2,031,989	$2,041,009	$2,026,642	$2,079,188	$2,175,052	—	(7)

LIABILITIES
Deposits	$938,367	$867,977	$866,477	$906,969	$1,009,277	8	(7)
Federal funds purchased and securities loaned or sold under repurchase agreements	261,413	310,219	300,931	279,837	192,546	(16)	36
Commercial paper	41,794	53,920	42,713	33,085	37,845	(22)	10
Other borrowed funds	55,740	50,824	73,968	112,257	132,400	10	(58)
Trading liabilities:
Debt and equity instruments	64,946	65,233	56,021	53,786	45,274	—	43
Derivative payables	60,125	69,214	67,197	86,020	121,604	(13)	(51)
Accounts payable and other liabilities (including the allowance for lending-related commitments)	162,696	171,386	171,685	165,521	187,978	(5)	(13)
Beneficial interests issued by consolidated VIEs	15,225	17,859	20,945	9,674	10,561	(15)	44
Long-term debt	246,703	254,413	254,226	243,569	252,094	(3)	(2)
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	19,615	17,711	17,713	18,276	18,589	11	6

TOTAL LIABILITIES	1,866,624	1,878,756	1,871,876	1,908,994	2,008,168	(1)	(7)

STOCKHOLDERS’ EQUITY
Preferred stock	8,152	8,152	8,152	31,993	31,939	—	(74)
Common stock	4,105	4,105	4,105	3,942	3,942	—	4
Capital surplus	97,982	97,564	97,662	91,469	92,143	—	6
Retained earnings	62,481	59,573	56,355	55,487	54,013	5	16
Accumulated other comprehensive income (loss)	(91)	283	(3,438)	(4,490)	(5,687)	NM	98
Shares held in RSU trust	(68)	(86)	(86)	(86)	(217)	21	69
Treasury stock, at cost	(7,196)	(7,338)	(7,984)	(8,121)	(9,249)	2	22

TOTAL STOCKHOLDERS’ EQUITY	165,365	162,253	154,766	170,194	166,884	2	(1)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,031,989	$2,041,009	$2,026,642	$2,079,188	$2,175,052	—	(7)

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
AVERAGE BALANCES
ASSETS
Deposits with banks	$49,705	$62,248	$68,001	$88,587	$106,156	(20)%	(53)%	$67,015	$54,666	23%
Federal funds sold and securities purchased under resale agreements	156,848	151,705	142,226	160,986	205,182	3	(24)	152,926	170,006	(10)
Securities borrowed	125,453	129,301	122,235	120,752	123,523	(3)	2	124,462	110,598	13
Trading assets — debt instruments	256,414	250,148	245,444	252,098	269,576	3	(5)	251,035	298,266	(16)
Securities	374,327	359,451	354,216	281,420	174,652	4	114	342,655	123,551	177
Loans	642,406	665,386	697,908	726,959	752,524	(3)	(15)	682,885	588,801	16
Other assets (a)	29,868	24,155	36,638	27,411	56,322	24	(47)	29,510	27,404	8

Total interest-earning assets	1,635,021	1,642,394	1,666,668	1,658,213	1,687,935	—	(3)	1,650,488	1,373,292	20
Trading assets — equity instruments	74,936	66,790	63,507	62,748	72,782	12	3	67,028	85,836	(22)
Goodwill	48,341	48,328	48,273	48,071	46,838	—	3	48,254	46,068	5
Other intangible assets:
Mortgage servicing rights	13,768	14,384	12,256	11,141	14,837	(4)	(7)	12,898	11,229	15
All other intangible assets	4,741	4,984	5,218	5,443	5,586	(5)	(15)	5,095	5,779	(12)
All other noninterest-earning assets	216,418	222,296	242,450	281,503	339,887	(3)	(36)	240,438	269,413	(11)

TOTAL ASSETS	$1,993,225	$1,999,176	$2,038,372	$2,067,119	$2,167,865	—	(8)	$2,024,201	$1,791,617	13

LIABILITIES
Interest-bearing deposits	$667,269	$660,998	$672,350	$736,460	$777,604	1	(14)	$684,016	$645,058	6
Federal funds purchased and securities loaned or sold under repurchase agreements	283,263	303,175	289,971	226,110	203,568	(7)	39	275,862	196,739	40
Commercial paper	42,290	42,728	37,371	33,694	40,486	(1)	4	39,055	45,734	(15)
Other borrowings and liabilities (b)	182,422	178,985	207,489	236,673	264,236	2	(31)	201,182	161,555	25
Beneficial interests issued by consolidated VIEs	16,002	19,351	14,493	9,757	9,440	(17)	70	14,930	13,220	13
Long-term debt	268,476	271,281	274,323	258,732	248,125	(1)	8	268,238	234,909	14

Total interest-bearing liabilities	1,459,722	1,476,518	1,495,997	1,501,426	1,543,459	(1)	(5)	1,483,283	1,297,215	14
Noninterest-bearing liabilities	368,826	365,038	373,172	397,243	460,894	1	(20)	375,961	356,148	6

TOTAL LIABILITIES	1,828,548	1,841,556	1,869,169	1,898,669	2,004,353	(1)	(9)	1,859,244	1,653,363	12

Preferred stock	8,152	8,152	28,338	31,957	24,755	—	(67)	19,054	9,138	109
Common stockholders’ equity	156,525	149,468	140,865	136,493	138,757	5	13	145,903	129,116	13

TOTAL STOCKHOLDERS’ EQUITY	164,677	157,620	169,203	168,450	163,512	4	1	164,957	138,254	19

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,993,225	$1,999,176	$2,038,372	$2,067,119	$2,167,865	—	(8)	$2,024,201	$1,791,617	13

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	0.95%	0.83%	1.45%	2.03%	3.34%			1.40%	3.51%
Federal funds sold and securities purchased under resale agreements	0.92	0.96	1.04	1.64	2.88			1.14	3.52
Securities borrowed	0.14	(0.09)	(0.32)	0.29	0.92			—	2.08
Trading assets — debt instruments	4.63	4.78	4.91	5.27	6.18			4.89	5.89
Securities	3.32	3.62	3.64	4.16	5.14			3.65	5.22
Loans	5.51	5.64	5.65	5.87	6.44			5.67	6.54
Other assets (a)	1.42	2.18	0.80	2.44	3.06			1.62	3.27
Total interest-earning assets	3.80	3.95	4.00	4.41	5.12			4.04	5.36

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.53	0.65	0.70	0.93	1.53			0.71	2.26
Federal funds purchased and securities sold under repurchase agreements	0.08	0.20	0.23	0.36	0.95			0.21	2.37
Commercial paper	0.20	0.23	0.24	0.47	1.17			0.28	2.24
Other borrowings and liabilities (b)	1.87	1.70	1.32	1.46	2.56			1.57	3.24
Beneficial interests issued by consolidated VIEs	1.32	1.43	1.59	1.57	3.79			1.46	3.06
Long-term debt	2.01	2.09	2.60	2.73	3.87			2.35	3.56
Total interest-bearing liabilities	0.88	0.95	1.04	1.23	2.01			1.02	2.64

INTEREST RATE SPREAD	2.92%	3.00%	2.96%	3.18%	3.11%			3.02%	2.72%

NET YIELD ON INTEREST-EARNING ASSETS	3.02%	3.10%	3.07%	3.29%	3.28%			3.12%	2.87%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.33%	3.40%	3.37%	3.60%	3.55%			3.42%	3.19%

(a)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML facility.

(b)	Includes securities sold but not yet purchased, brokerage customer payables and advances from Federal Home Loan Banks.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). This presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet, and it presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 37.

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
CREDIT CARD INCOME
Credit card income — reported	$1,844	$1,710	$1,719	$1,837	$2,049	8%	(10)%	$7,110	$7,419	(4)%
Impact of:
Credit card securitizations	(375)	(285)	(294)	(540)	(710)	(32)	47	(1,494)	(3,333)	55

Credit card income — managed	$1,469	$1,425	$1,425	$1,297	$1,339	3	10	$5,616	$4,086	37

OTHER INCOME
Other income — reported	$231	$625	$10	$50	$593	(63)	(61)	$916	$2,169	(58)
Impact of:
Tax-equivalent adjustments	397	371	335	337	556	7	(29)	1,440	1,329	8

Other income — managed	$628	$996	$345	$387	$1,149	(37)	(45)	$2,356	$3,498	(33)

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$10,786	$13,885	$12,953	$11,658	$3,394	(22)	218	$49,282	$28,473	73
Impact of:
Credit card securitizations	(375)	(285)	(294)	(540)	(710)	(32)	47	(1,494)	(3,333)	55
Tax-equivalent adjustments	397	371	335	337	556	7	(29)	1,440	1,329	8

Total noninterest revenue — managed	$10,808	$13,971	$12,994	$11,455	$3,240	(23)	234	$49,228	$26,469	86

NET INTEREST INCOME
Net interest income — reported	$12,378	$12,737	$12,670	$13,367	$13,832	(3)	(11)	$51,152	$38,779	32
Impact of:
Credit card securitizations	1,992	1,983	1,958	2,004	1,938	—	3	7,937	6,945	14
Tax-equivalent adjustments	58	89	87	96	98	(35)	(41)	330	579	(43)

Net interest income — managed	$14,428	$14,809	$14,715	$15,467	$15,868	(3)	(9)	$59,419	$46,303	28

TOTAL NET REVENUE
Total net revenue — reported	$23,164	$26,622	$25,623	$25,025	$17,226	(13)	34	$100,434	$67,252	49
Impact of:
Credit card securitizations	1,617	1,698	1,664	1,464	1,228	(5)	32	6,443	3,612	78
Tax-equivalent adjustments	455	460	422	433	654	(1)	(30)	1,770	1,908	(7)

Total net revenue — managed	$25,236	$28,780	$27,709	$26,922	$19,108	(12)	32	$108,647	$72,772	49

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$11,160	$13,167	$12,103	$11,652	$5,971	(15)	87	$48,082	$23,752	102
Impact of:
Credit card securitizations	1,617	1,698	1,664	1,464	1,228	(5)	32	6,443	3,612	78
Tax-equivalent adjustments	455	460	422	433	654	(1)	(30)	1,770	1,908	(7)

Total pre-provision profit — managed	$13,232	$15,325	$14,189	$13,549	$7,853	(14)	68	$56,295	$29,272	92

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$7,284	$8,104	$8,031	$8,596	$7,313	(10)	—	$32,015	$20,979	53
Impact of:
Credit card securitizations	1,617	1,698	1,664	1,464	1,228	(5)	32	6,443	3,612	78

Provision for credit losses — managed	$8,901	$9,802	$9,695	$10,060	$8,541	(9)	4	$38,458	$24,591	56

INCOME TAX EXPENSE/(BENEFIT)
Income tax expense/(benefit) — reported	$598	$1,551	$1,351	$915	$(719)	(61)	NM	$4,415	$(926)	NM
Impact of:
Tax-equivalent adjustments	455	460	422	433	654	(1)	(30)	1,770	1,908	(7)

Income tax expense/(benefit) — managed	$1,053	$2,011	$1,773	$1,348	$(65)	(48)	NM	$6,185	$982	NM

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$4,929	$7,508	$7,301	$8,371	$(272)	(34)%	NM %	$28,109	$12,335	128%
Retail Financial Services	7,669	8,218	7,970	8,835	8,684	(7)	(12)	32,692	23,520	39
Card Services	5,148	5,159	4,868	5,129	4,908	—	5	20,304	16,474	23
Commercial Banking	1,406	1,459	1,453	1,402	1,479	(4)	(5)	5,720	4,777	20
Treasury & Securities Services	1,835	1,788	1,900	1,821	2,249	3	(18)	7,344	8,134	(10)
Asset Management	2,195	2,085	1,982	1,703	1,658	5	32	7,965	7,584	5
Corporate/Private Equity (a)	2,054	2,563	2,235	(339)	402	(20)	411	6,513	(52)	NM

TOTAL NET REVENUE	$25,236	$28,780	$27,709	$26,922	$19,108	(12)	32	$108,647	$72,772	49

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$2,643	$3,234	$3,234	$3,597	$(3,013)	(18)	NM	$12,708	$(1,509)	NM
Retail Financial Services	3,367	4,022	3,891	4,664	4,638	(16)	(27)	15,944	11,443	39
Card Services	3,752	3,853	3,535	3,783	3,419	(3)	10	14,923	11,334	32
Commercial Banking	863	914	918	849	980	(6)	(12)	3,544	2,831	25
Treasury & Securities Services	444	508	612	502	910	(13)	(51)	2,066	2,911	(29)
Asset Management	725	734	628	405	445	(1)	63	2,492	2,286	9
Corporate/Private Equity (a)	1,438	2,060	1,371	(251)	474	(30)	203	4,618	(24)	NM

TOTAL PRE-PROVISION PROFIT	$13,232	$15,325	$14,189	$13,549	$7,853	(14)	68	$56,295	$29,272	92

NET INCOME/(LOSS)
Investment Bank	$1,901	$1,921	$1,471	$1,606	$(2,364)	(1)	NM	$6,899	$(1,175)	NM
Retail Financial Services	(399)	7	15	474	624	NM	NM	97	880	(89)
Card Services	(306)	(700)	(672)	(547)	(371)	56	18	(2,225)	780	NM
Commercial Banking	224	341	368	338	480	(34)	(53)	1,271	1,439	(12)
Treasury & Securities Services	237	302	379	308	533	(22)	(56)	1,226	1,767	(31)
Asset Management	424	430	352	224	255	(1)	66	1,430	1,357	5
Corporate/Private Equity	1,197	1,287	808	(262)	1,545	(7)	(23)	3,030	557	444

TOTAL NET INCOME/(LOSS)	$3,278	$3,588	$2,721	$2,141	$702	(9)	367	$11,728	$5,605	109

AVERAGE EQUITY (b)
Investment Bank	$33,000	$33,000	$33,000	$33,000	$33,000	—	—	$33,000	$26,098	26
Retail Financial Services	25,000	25,000	25,000	25,000	25,000	—	—	25,000	19,011	32
Card Services	15,000	15,000	15,000	15,000	15,000	—	—	15,000	14,326	5
Commercial Banking	8,000	8,000	8,000	8,000	8,000	—	—	8,000	7,251	10
Treasury & Securities Services	5,000	5,000	5,000	5,000	4,500	—	11	5,000	3,751	33
Asset Management	7,000	7,000	7,000	7,000	7,000	—	—	7,000	5,645	24
Corporate/Private Equity	63,525	56,468	47,865	43,493	46,257	12	37	52,903	53,034	—

TOTAL AVERAGE EQUITY	$156,525	$149,468	$140,865	$136,493	$138,757	5	13	$145,903	$129,116	13

RETURN ON EQUITY (b)
Investment Bank	23%	23%	18%	20%	(28)%			21%	(5)%
Retail Financial Services	(6)	—	—	8	10			—	5
Card Services	(8)	(19)	(18)	(15)	(10)			(15)	5
Commercial Banking	11	17	18	17	24			16	20
Treasury & Securities Services	19	24	30	25	47			25	47
Asset Management	24	24	20	13	14			20	24

(a)	In the second quarter of 2009, Investment Bank (“IB”) began reporting credit reimbursement from TSS as a component of total net revenue, whereas TSS continues to report its credit reimbursement to IB as a separate line item on its income statement (not part of total net revenue). Corporate/Private Equity includes an adjustment to offset IB’s inclusion of the credit reimbursement in total net revenue. Prior periods have been revised for IB and Corporate/Private Equity to reflect this presentation.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Investment banking fees	$1,892	$1,658	$2,239	$1,380	$1,373	14%	38%	$7,169	$5,907	21%
Principal transactions	84	2,714	1,841	3,515	(6,160)	(97)	NM	8,154	(7,042)	NM
Lending & deposit-related fees	174	185	167	138	138	(6)	26	664	463	43
Asset management, administration and commissions	608	633	717	692	764	(4)	(20)	2,650	3,064	(14)
All other income (a)	(14)	63	(108)	(56)	139	NM	NM	(115)	(341)	66

Noninterest revenue	2,744	5,253	4,856	5,669	(3,746)	(48)	NM	18,522	2,051	NM
Net interest income	2,185	2,255	2,445	2,702	3,474	(3)	(37)	9,587	10,284	(7)

TOTAL NET REVENUE (b)	4,929	7,508	7,301	8,371	(272)	(34)	NM	28,109	12,335	128

Provision for credit losses	(181)	379	871	1,210	765	NM	NM	2,279	2,015	13
NONINTEREST EXPENSE
Compensation expense	549	2,778	2,677	3,330	1,166	(80)	(53)	9,334	7,701	21
Noncompensation expense	1,737	1,496	1,390	1,444	1,575	16	10	6,067	6,143	(1)

TOTAL NONINTEREST EXPENSE	2,286	4,274	4,067	4,774	2,741	(47)	(17)	15,401	13,844	11

Income/(loss) before income tax expense	2,824	2,855	2,363	2,387	(3,778)	(1)	NM	10,429	(3,524)	NM
Income tax expense/(benefit) (c)	923	934	892	781	(1,414)	(1)	NM	3,530	(2,349)	NM

NET INCOME/(LOSS)	$1,901	$1,921	$1,471	$1,606	$(2,364)	(1)	NM	$6,899	$(1,175)	NM

FINANCIAL RATIOS
ROE	23%	23%	18%	20%	(28)%			21%	(5)%
ROA	1.12	1.12	0.83	0.89	(1.08)			0.99	(0.14)
Overhead ratio	46	57	56	57	NM			55	112
Compensation expense as a % of total net revenue	11	37	37	40	NM			33	62

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$611	$384	$393	$479	$579	59	6	$1,867	$2,008	(7)
Equity underwriting	549	681	1,103	308	330	(19)	66	2,641	1,749	51
Debt underwriting	732	593	743	593	464	23	58	2,661	2,150	24

Total investment banking fees	1,892	1,658	2,239	1,380	1,373	14	38	7,169	5,907	21
Fixed income markets	2,735	5,011	4,929	4,889	(1,671)	(45)	NM	17,564	1,957	NM
Equity markets	971	941	708	1,773	(94)	3	NM	4,393	3,611	22
Credit portfolio (a)	(669)	(102)	(575)	329	120	NM	NM	(1,017)	860	NM

Total net revenue	$4,929	$7,508	$7,301	$8,371	$(272)	(34)	NM	$28,109	$12,335	128

REVENUE BY REGION (a)
Americas	$2,872	$3,850	$4,118	$4,316	$(2,203)	(25)	NM	$15,156	$2,610	481
Europe/Middle East/Africa	1,502	2,912	2,303	3,073	2,026	(48)	(26)	9,790	7,710	27
Asia/Pacific	555	746	880	982	(95)	(26)	NM	3,163	2,015	57

Total net revenue	$4,929	$7,508	$7,301	$8,371	$(272)	(34)	NM	$28,109	$12,335	128

(a)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income. Prior periods have been revised to conform with the current presentation.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as, tax-exempt income from municipal bond investments, of $357 million, $371 million, $334 million, $365 million, and $583 million for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $1.4 billion and $1.7 billion for full year 2009 and 2008, respectively.

(c)	The income tax benefit in the full year of 2008 includes the result of reduced deferred tax liabilities on overseas earnings.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained (a)	$45,544	$55,703	$64,500	$66,506	$71,357	(18)%	(36)%	$45,544	$71,357	(36)%
Loans held-for-sale & loans at fair value	3,567	4,582	6,814	10,993	13,660	(22)	(74)	3,567	13,660	(74)

Total loans	49,111	60,285	71,314	77,499	85,017	(19)	(42)	49,111	85,017	(42)
Equity	33,000	33,000	33,000	33,000	33,000	—	—	33,000	33,000	—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$674,241	$678,796	$710,825	$733,166	$869,159	(1)	(22)	$699,039	$832,729	(16)
Trading assets — debt and equity instruments	285,363	270,695	265,336	272,998	306,168	5	(7)	273,624	350,812	(22)
Trading assets — derivative receivables	72,640	86,651	100,536	125,021	153,875	(16)	(53)	96,042	112,337	(15)
Loans:
Loans retained (a)	51,573	61,269	68,224	70,041	73,110	(16)	(29)	62,722	73,108	(14)
Loans held-for-sale & loans at fair value	4,158	4,981	8,934	12,402	16,378	(17)	(75)	7,589	18,502	(59)

Total loans	55,731	66,250	77,158	82,443	89,488	(16)	(38)	70,311	91,610	(23)
Adjusted assets (b)	519,403	515,718	531,632	589,163	685,242	1	(24)	538,724	679,780	(21)
Equity	33,000	33,000	33,000	33,000	33,000	—	—	33,000	26,098	26

Headcount	24,654	24,828	25,783	26,142	27,938	(1)	(12)	24,654	27,938	(12)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$685	$750	$433	$36	$87	(9)	NM	$1,904	$105	NM
Nonperforming assets:
Nonperforming loans:
Nonperforming loans retained (a)	3,196	4,782	3,407	1,738	1,143	(33)	180	3,196	1,143	180
Nonperforming loans held-for-sale & loans at fair value	308	128	112	57	32	141	NM	308	32	NM

Total nonperforming loans	3,504	4,910	3,519	1,795	1,175	(29)	198	3,504	1,175	198

Derivative receivables	529	624	704	1,010	1,079	(15)	(51)	529	1,079	(51)
Assets acquired in loan satisfactions	203	248	311	236	247	(18)	(18)	203	247	(18)

Total nonperforming assets	4,236	5,782	4,534	3,041	2,501	(27)	69	4,236	2,501	69
Allowance for credit losses:
Allowance for loan losses	3,756	4,703	5,101	4,682	3,444	(20)	9	3,756	3,444	9
Allowance for lending-related commitments	485	401	351	295	360	21	35	485	360	35

Total allowance for credit losses	4,241	5,104	5,452	4,977	3,804	(17)	11	4,241	3,804	11

Net charge-off rate (a)	5.27%	4.86%	2.55%	0.21%	0.47%			3.04%	0.14%
Allowance for loan losses to period-end loans retained (a)	8.25	8.44	7.91	7.04	4.83			8.25	4.83
Allowance for loan losses to average loans retained (a) (d)	7.28	7.68	7.48	6.68	4.71			5.99	4.71
Allowance for loan losses to nonperforming loans retained (c)	118	98	150	269	301			118	301
Nonperforming loans to total period-end loans	7.13	8.14	4.93	2.32	1.38			7.13	1.38
Nonperforming loans to total average loans	6.29	7.41	4.56	2.18	1.31			4.98	1.28

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans accounted for at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated variable interest entities (“VIEs”); (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Excluding the impact of a loan originated in March 2008 to Bear Stearns, the adjusted ratio would be 4.84% for 2008. The average balance of the loan extended to Bear Stearns was $1.9 billion for 2008.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and rankings data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR - 99% CONFIDENCE LEVEL (a)
Trading activities:
Fixed income	$171	$243	$249	$218	$276	(30)%	(38)%	$221	$181	22%
Foreign exchange	23	30	26	40	55	(23)	(58)	30	34	(12)
Equities	35	28	77	162	87	25	(60)	75	57	32
Commodities and other	26	38	34	28	30	(32)	(13)	32	32	—
Diversification (b)	(92)	(134)	(136)	(159)	(146)	31	37	(131)	(108)	(21)

Total trading VaR (c)	163	205	250	289	302	(20)	(46)	227	196	16

Credit portfolio VaR (d)	41	50	133	182	165	(18)	(75)	101	69	46
Diversification (b)	(20)	(49)	(116)	(135)	(140)	59	86	(80)	(63)	(27)

Total trading and credit portfolio VaR	$184	$206	$267	$336	$327	(11)	(44)	$248	$202	23

	Full Year 2009		Full Year 2008
	Market		Market
MARKET SHARES AND RANKINGS (e)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	10%	#1	9%	#1
Global syndicated loans	10%	#1	11%	#1
Global long-term debt (f)	9%	#1	9%	#3
Global equity and equity-related (g)	13%	#1	10%	#1
Global announced M&A (h)	24%	#3	28%	#2
U.S. debt, equity and equity-related	14%	#1	15%	#2
U.S. syndicated loans	23%	#1	24%	#1
U.S. long-term debt (f)	14%	#1	15%	#2
U.S. equity and equity-related (g)	13%	#1	11%	#1
U.S. announced M&A (h)	35%	#3	35%	#2

(a)	Results for full year 2008 include seven months of the combined Firm’s (JPMorgan Chase & Co.’s and Bear Stearns’) results and five months of heritage JPMorgan Chase & Co results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include VaR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR also does not include the MSR portfolio or VaR related to other corporate functions, such as Corporate/Private Equity. Beginning in the fourth quarter of 2008, trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(d)	Includes VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters. Full year 2008 results are pro forma for the Bear Stearns merger.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Global announced M&A is based upon rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and rankings for 2008 include transactions withdrawn since December 31, 2008. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$972	$1,046	$1,003	$948	$1,050	(7)%	(7)%	$3,969	$2,546	56%
Asset management, administration and commissions	406	408	425	435	412	—	(1)	1,674	1,510	11
Mortgage fees and related income	481	873	807	1,633	1,962	(45)	(75)	3,794	3,621	5
Credit card income	441	416	411	367	367	6	20	1,635	939	74
Other income	299	321	294	214	183	(7)	63	1,128	739	53

Noninterest revenue	2,599	3,064	2,940	3,597	3,974	(15)	(35)	12,200	9,355	30
Net interest income	5,070	5,154	5,030	5,238	4,710	(2)	8	20,492	14,165	45

TOTAL NET REVENUE	7,669	8,218	7,970	8,835	8,684	(7)	(12)	32,692	23,520	39

Provision for credit losses	4,229	3,988	3,846	3,877	3,576	6	18	15,940	9,905	61

NONINTEREST EXPENSE
Compensation expense	1,722	1,728	1,631	1,631	1,604	—	7	6,712	5,068	32
Noncompensation expense	2,499	2,385	2,365	2,457	2,345	5	7	9,706	6,612	47
Amortization of intangibles	81	83	83	83	97	(2)	(16)	330	397	(17)

TOTAL NONINTEREST EXPENSE	4,302	4,196	4,079	4,171	4,046	3	6	16,748	12,077	39

Income/(loss) before income tax expense (benefit)	(862)	34	45	787	1,062	NM	NM	4	1,538	(100)
Income tax expense (benefit)	(463)	27	30	313	438	NM	NM	(93)	658	NM

NET INCOME/(LOSS)	$(399)	$7	$15	$474	$624	NM	NM	$97	$880	(89)

FINANCIAL RATIOS
ROE	(6)%	—%	—%	8%	10%			—%	5%
Overhead ratio	56	51	51	47	47			51	51
Overhead ratio excluding core deposit intangibles (a)	55	50	50	46	45			50	50

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$387,269	$397,673	$399,916	$412,505	$419,831	(3)	(8)	$387,269	$419,831	(8)
Loans:
Loans retained	340,332	346,765	353,934	364,220	368,786	(2)	(8)	340,332	368,786	(8)
Loans held-for-sale & loans at fair value (b)	14,612	14,303	13,192	12,529	9,996	2	46	14,612	9,996	46

Total loans	354,944	361,068	367,126	376,749	378,782	(2)	(6)	354,944	378,782	(6)
Deposits	357,463	361,046	371,241	380,140	360,451	(1)	(1)	357,463	360,451	(1)
Equity	25,000	25,000	25,000	25,000	25,000	—	—	25,000	25,000	—

SELECTED BALANCE SHEET DATA (Average)
Assets	$395,045	$401,620	$410,228	$423,472	$423,699	(2)	(7)	$407,497	$304,442	34
Loans:
Loans retained	343,411	349,762	359,372	366,925	369,172	(2)	(7)	354,789	257,083	38
Loans held-for-sale & loans at fair value (b)	17,670	19,025	19,043	16,526	13,848	(7)	28	18,072	17,056	6

Total loans	361,081	368,787	378,415	383,451	383,020	(2)	(6)	372,861	274,139	36
Deposits	356,464	366,944	377,259	370,278	358,523	(3)	(1)	367,696	258,362	42
Equity	25,000	25,000	25,000	25,000	25,000	—	—	25,000	19,011	32

Headcount	108,971	106,951	103,733	100,677	102,007	2	7	108,971	102,007	7

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangibles amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $80 million, $83 million, $82 million, $83 million, and $97 million, for the quarters ending December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $328 million and $394 million for full year 2009 and 2008, respectively.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $12.5 billion, $12.8 billion, $11.3 billion, $8.9 billion, and $8.0 billion, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively. Average balances of these loans totaled $16.0 billion, $17.7 billion, $16.2 billion, $13.4 billion, and $12.0 billion, for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $15.8 billion and $14.2 billion for full year 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2,738	$2,550	$2,649	$2,176	$1,701	7%	61%	$10,113	$4,877	107%
Nonperforming loans:
Nonperforming loans retained	10,611	10,091	8,792	7,714	6,548	5	62	10,611	6,548	62
Nonperforming loans held-for-sale and loans at fair value	234	242	203	264	236	(3)	(1)	234	236	(1)

Total nonperforming loans (a) (b) (c)	10,845	10,333	8,995	7,978	6,784	5	60	10,845	6,784	60
Nonperforming assets (a) (b) (c)	12,098	11,883	10,554	9,846	9,077	2	33	12,098	9,077	33
Allowance for loan losses	14,776	13,286	11,832	10,619	8,918	11	66	14,776	8,918	66

Net charge-off rate (e)	3.16%	2.89%	2.96%	2.41%	1.83%			2.85%	1.90%
Net charge-off rate excluding purchased credit-impaired loans (d) (e)	4.16	3.81	3.89	3.16	2.41			3.75	2.08
Allowance for loan losses to ending loans retained (e)	4.34	3.83	3.34	2.92	2.42			4.34	2.42
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (d) (e)	5.09	4.63	4.41	3.84	3.19			5.09	3.19
Allowance for loan losses to nonperforming loans retained (a) (d) (e)	124	121	135	138	136			124	136
Nonperforming loans to total loans	3.06	2.86	2.45	2.12	1.79			3.06	1.79
Nonperforming loans to total loans excluding purchased credit-impaired loans (a)	3.96	3.72	3.19	2.76	2.34			3.96	2.34

(a)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.0 billion, $7.0 billion, $4.2 billion, $4.2 billion, and $3.0 billion, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively; (2) real estate owned insured by U.S. government agencies of $579 million, $579 million, $508 million, $433 million, and $364 million, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $542 million, $511 million, $473 million, $433 million, and $437 million, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively. These amounts are excluded, as reimbursement is proceeding normally.

(d)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $1.6 billion and $1.1 billion was recorded for these loans as of December 31, 2009 and September 30, 2009, respectively. No allowance for losses was recorded as of June 30, 2009, March 31, 2009 and December 31, 2008. To date, no charge-offs have been recorded for these loans.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
RETAIL BANKING
Noninterest revenue	$1,804	$1,844	$1,803	$1,718	$1,834	(2)%	(2)%	$7,169	$4,951	45%
Net interest income	2,716	2,732	2,719	2,614	2,687	(1)	1	10,781	7,659	41

Total net revenue	4,520	4,576	4,522	4,332	4,521	(1)	—	17,950	12,610	42
Provision for credit losses	248	208	361	325	268	19	(7)	1,142	449	154
Noninterest expense	2,574	2,646	2,557	2,580	2,533	(3)	2	10,357	7,232	43

Income before income tax expense	1,698	1,722	1,604	1,427	1,720	(1)	(1)	6,451	4,929	31

Net income	$1,027	$1,043	$970	$863	$1,040	(2)	(1)	$3,903	$2,982	31

Overhead ratio	57%	58%	57%	60%	56%			58%	57%
Overhead ratio excluding core deposit intangibles (a)	55	56	55	58	54			56	54

BUSINESS METRICS (in billions)
Business banking origination volume	$0.7	$0.5	$0.6	$0.5	$0.8	40	(13)	$2.3	$5.5	(58)
End-of-period loans owned	17.0	17.4	17.8	18.2	18.4	(2)	(8)	17.0	18.4	(8)
End-of-period deposits:
Checking	$121.9	$115.5	$114.1	$113.9	$109.2	6	12	$121.9	$109.2	12
Savings	153.4	151.6	150.4	152.4	144.0	1	7	153.4	144.0	7
Time and other	58.0	66.6	78.9	86.5	89.1	(13)	(35)	58.0	89.1	(35)

Total end-of-period deposits	333.3	333.7	343.4	352.8	342.3	—	(3)	333.3	342.3	(3)
Average loans owned	$17.2	$17.7	$18.0	$18.4	$18.2	(3)	(5)	$17.8	$16.7	7
Average deposits:
Checking	$116.4	$114.0	$114.2	$109.4	$105.8	2	10	$113.5	$77.1	47
Savings	153.1	151.2	151.2	148.2	145.3	1	5	150.9	114.3	32
Time and other	60.3	74.4	82.7	88.2	88.7	(19)	(32)	76.4	53.2	44

Total average deposits	329.8	339.6	348.1	345.8	339.8	(3)	(3)	340.8	244.6	39
Deposit margin	3.06%	2.99%	2.92%	2.85%	2.94%			2.96%	2.89%
Average assets	$28.2	$28.1	$29.1	$30.2	$28.7	—	(2)	$28.9	$26.3	10

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$248	$208	$211	$175	$168	19	48	$842	$346	143
Net charge-off rate	5.72%	4.66%	4.70%	3.86%	3.67%			4.73%	2.07%
Nonperforming assets	$839	$816	$686	$579	$424	3	98	$839	$424	98

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$5,851	$6,243	$5,292	$4,398	$3,956	(6)	48	$21,784	$17,640	23

Number of:
Branches	5,154	5,126	5,203	5,186	5,474	1	(6)	5,154	5,474	(6)
ATMs	15,406	15,038	14,144	14,159	14,568	2	6	15,406	14,568	6
Personal bankers	17,991	16,941	15,959	15,544	15,825	6	14	17,991	15,825	14
Sales specialists	5,912	5,530	5,485	5,454	5,661	7	4	5,912	5,661	4
Active online customers (in thousands)	15,424	13,852	13,930	12,882	11,710	11	32	15,424	11,710	32
Checking accounts (in thousands)	25,712	25,546	25,252	24,984	24,499	1	5	25,712	24,499	5

(a)	Retail Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangibles amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $80 million, $83 million, $82 million, $83 million, and $97 million, for the quarters ending December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $328 million and $394 million for full year 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
CONSUMER LENDING
Noninterest revenue	$795	$1,220	$1,137	$1,879	$2,140	(35)%	(63)%	$5,031	$4,404	14%
Net interest income	2,354	2,422	2,311	2,624	2,023	(3)	16	9,711	6,506	49

Total net revenue	3,149	3,642	3,448	4,503	4,163	(14)	(24)	14,742	10,910	35
Provision for credit losses	3,981	3,780	3,485	3,552	3,308	5	20	14,798	9,456	56
Noninterest expense	1,728	1,550	1,522	1,591	1,513	11	14	6,391	4,845	32

Income/(loss) before income tax expense/(benefit)	(2,560)	(1,688)	(1,559)	(640)	(658)	(52)	(289)	(6,447)	(3,391)	(90)

Net income/(loss)	$(1,426)	$(1,036)	$(955)	$(389)	$(416)	(38)	(243)	$(3,806)	$(2,102)	(81)

Overhead ratio	55%	43%	44%	35%	36%			43%	44%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$101.4	$104.8	$108.2	$111.7	$114.3	(3)	(11)	$101.4	$114.3	(11)
Prime mortgage	59.4	60.1	62.1	65.4	65.2	(1)	(9)	59.4	65.2	(9)
Subprime mortgage	12.5	13.3	13.8	14.6	15.3	(6)	(18)	12.5	15.3	(18)
Option ARMs	8.5	8.9	9.0	9.0	9.0	(4)	(6)	8.5	9.0	(6)
Student loans	15.8	15.5	15.6	17.3	15.9	2	(1)	15.8	15.9	(1)
Auto loans	46.0	44.3	42.9	43.1	42.6	4	8	46.0	42.6	8
Other	0.7	0.8	1.0	1.0	1.3	(13)	(46)	0.7	1.3	(46)

Total end-of-period loans	244.3	247.7	252.6	262.1	263.6	(1)	(7)	244.3	263.6	(7)
Average loans owned:
Home equity	$103.3	$106.6	$110.1	$113.4	$114.6	(3)	(10)	$108.3	$99.9	8
Prime mortgage	59.4	60.6	63.3	65.4	65.0	(2)	(9)	62.2	45.0	38
Subprime mortgage	12.8	13.6	14.3	14.9	15.7	(6)	(18)	13.9	15.3	(9)
Option ARMs	8.7	8.9	9.1	8.8	9.0	(2)	(3)	8.9	2.3	287
Student loans	15.6	15.2	16.7	17.0	15.6	3	—	16.1	13.6	18
Auto loans	45.3	43.3	43.1	42.5	42.9	5	6	43.6	43.8	—
Other	0.7	0.9	1.0	1.5	1.5	(22)	(53)	1.0	1.1	(9)

Total average loans	245.8	249.1	257.6	263.5	264.3	(1)	(7)	254.0	221.0	15
PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$26.5	$27.1	$27.7	$28.4	$28.6	(2)	(7)	$26.5	$28.6	(7)
Prime mortgage	19.7	20.2	20.8	21.4	21.8	(2)	(10)	19.7	21.8	(10)
Subprime mortgage	6.0	6.1	6.4	6.6	6.8	(2)	(12)	6.0	6.8	(12)
Option ARMs	29.0	29.8	30.5	31.2	31.6	(3)	(8)	29.0	31.6	(8)

Total end-of-period loans	81.2	83.2	85.4	87.6	88.8	(2)	(9)	81.2	88.8	(9)
Average loans owned:
Home equity	$26.7	$27.4	$28.0	$28.4	$28.2	(3)	(5)	$27.6	$7.1	289
Prime mortgage	20.0	20.5	21.0	21.6	21.9	(2)	(9)	20.8	5.4	285
Subprime mortgage	6.1	6.2	6.5	6.7	6.8	(2)	(10)	6.3	1.7	271
Option ARMs	29.3	30.2	31.0	31.4	31.6	(3)	(7)	30.5	8.0	281

Total average loans	82.1	84.3	86.5	88.1	88.5	(3)	(7)	85.2	22.2	284
TOTAL CONSUMER LENDING PORTFOLIO
End-of-period loans owned:
Home equity	$127.9	$131.9	$135.9	$140.1	$142.9	(3)	(10)	$127.9	$142.9	(10)
Prime mortgage	79.1	80.3	82.9	86.8	87.0	(1)	(9)	79.1	87.0	(9)
Subprime mortgage	18.5	19.4	20.2	21.2	22.1	(5)	(16)	18.5	22.1	(16)
Option ARMs	37.5	38.7	39.5	40.2	40.6	(3)	(8)	37.5	40.6	(8)
Student loans	15.8	15.5	15.6	17.3	15.9	2	(1)	15.8	15.9	(1)
Auto loans	46.0	44.3	42.9	43.1	42.6	4	8	46.0	42.6	8
Other	0.7	0.8	1.0	1.0	1.3	(13)	(46)	0.7	1.3	(46)

Total end-of-period loans	325.5	330.9	338.0	349.7	352.4	(2)	(8)	325.5	352.4	(8)
Average loans owned:
Home equity	$130.0	$134.0	$138.1	$141.8	$142.8	(3)	(9)	$135.9	$107.0	27
Prime mortgage	79.4	81.1	84.3	87.0	86.9	(2)	(9)	83.0	50.4	65
Subprime mortgage	18.9	19.8	20.8	21.6	22.5	(5)	(16)	20.2	17.0	19
Option ARMs	38.0	39.1	40.1	40.2	40.6	(3)	(6)	39.4	10.3	283
Student loans	15.6	15.2	16.7	17.0	15.6	3	—	16.1	13.6	18
Auto loans	45.3	43.3	43.1	42.5	42.9	5	6	43.6	43.8	—
Other	0.7	0.9	1.0	1.5	1.5	(22)	(53)	1.0	1.1	(9)

Total average loans owned (b)	327.9	333.4	344.1	351.6	352.8	(2)	(7)	339.2	243.2	39

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(b)	Total average loans include loans held-for-sale of $1.7 billion, $1.3 billion, $2.8 billion, $3.1 billion, and $1.8 billion, for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $2.2 billion and $2.8 billion for full year 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
CONSUMER LENDING (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans: (a)
Home equity	$1,177	$1,142	$1,265	$1,098	$770	3%	53%	$4,682	$2,391	96%
Prime mortgage	568	525	481	312	195	8	191	1,886	526	259
Subprime mortgage	452	422	410	364	319	7	42	1,648	933	77
Option ARMs	29	15	15	4	—	93	NM	63	—	NM
Auto loans	148	159	146	174	207	(7)	(29)	627	568	10
Other	116	79	121	49	42	47	176	365	113	223

Total net charge-offs	2,490	2,342	2,438	2,001	1,533	6	62	9,271	4,531	105
Net charge-off rate excluding purchased credit-impaired loans: (a)
Home equity	4.52%	4.25%	4.61%	3.93%	2.67%			4.32%	2.39%
Prime mortgage	3.81	3.45	3.07	1.95	1.20			3.05	1.18
Subprime mortgage	14.01	12.31	11.50	9.91	8.08			11.86	6.10
Option ARMs	1.32	0.67	0.66	0.18	—			0.71	—
Auto loans	1.30	1.46	1.36	1.66	1.92			1.44	1.30
Other	3.11	2.08	3.15	1.25	1.08			2.39	0.93
Total net charge-off rate excluding purchased credit-impaired loans (b)	4.05	3.75	3.84	3.12	2.32			3.68	2.08
Net charge-off rate — reported:
Home equity	3.59	3.38	3.67	3.14	2.15			3.45	2.23
Prime mortgage	2.85	2.58	2.30	1.46	0.89			2.28	1.05
Subprime mortgage	9.49	8.46	7.91	6.83	5.64			8.16	5.49
Option ARMs	0.30	0.15	0.15	0.04	—			0.16	—
Auto loans	1.30	1.46	1.36	1.66	1.92			1.44	1.30
Other	3.11	2.08	3.15	1.25	1.08			2.39	0.93
Total net charge-off rate — reported (b)	3.03	2.80	2.87	2.33	1.74			2.75	1.89

30+ day delinquency rate excluding purchased credit-impaired loans (c) (d) (e)	5.93	5.85	5.22	4.73	4.21			5.93	4.21
Nonperforming assets (f) (g)	$11,259	$11,068	$9,868	$9,267	$8,653	2	30	$11,259	$8,653	30
Allowance for loan losses to ending loans retained	4.27%	3.74%	3.23%	2.83%	2.36%			4.27%	2.36%
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (a)	5.04	4.56	4.34	3.79	3.16			5.04	3.16

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $1.6 billion and $1.1 billion was recorded for these loans as of December 31, 2009 and September 30, 2009, respectively. No allowance for losses was recorded as of June 30, 2009, March 31, 2009 and December 31, 2008. To date, no charge-offs have been recorded for these loans.

(b)	Average loans held-for-sale of $1.7 billion, $1.3 billion, $2.8 billion, $3.1 billion, and $1.8 billion, for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $2.2 billion and $2.8 billion for full year 2009 and 2008, respectively, were excluded when calculating the net charge-off rate.

(c)	Excluded mortgage loans that are insured by U.S. government agencies of $9.7 billion, $7.7 billion, $5.1 billion, $4.9 billion, and $3.5 billion, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively. These amounts are excluded, as reimbursement is proceeding normally.

(d)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $942 million, $903 million, $854 million, $770 million, and $824 million, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively. These amounts are excluded, as reimbursement is proceeding normally.

(e)	The delinquency rate for purchased credit-impaired loans was 27.79%, 25.56%, 23.37%, 21.36%, and 17.89%, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively.

(f)	Nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.0 billion, $7.0 billion, $4.2 billion, $4.2 billion, and $3.0 billion, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively; (2) real estate owned insured by U.S. government agencies of $579 million, $579 million, $508 million, $433 million, and $364 million, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $542 million, $511 million, $473 million, $433 million, and $437 million, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively. These amounts are excluded, as reimbursement is proceeding normally.

(g)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
CONSUMER LENDING (continued)

Origination volume:
Mortgage origination volume by channel
Retail	$12.3	$13.3	$14.7	$13.6	$7.6	(8)%	62%	$53.9	$41.1	31%
Wholesale (a)	3.4	3.4	2.4	2.6	3.8	—	(11)	11.8	29.4	(60)
Correspondent	17.2	18.4	20.2	17.0	13.3	(7)	29	72.8	55.5	31
CNT (negotiated transactions)	1.9	2.0	3.8	4.5	3.4	(5)	(44)	12.2	43.0	(72)

Total mortgage origination volume	34.8	37.1	41.1	37.7	28.1	(6)	24	150.7	169.0	(11)

Home equity	0.4	0.5	0.6	0.9	1.7	(20)	(76)	2.4	16.3	(85)
Student loans	0.6	1.5	0.4	1.7	1.0	(60)	(40)	4.2	6.9	(39)
Auto	5.9	6.9	5.3	5.6	2.8	(14)	111	23.7	19.4	22

Application volume:
Mortgage application volume by channel
Retail	$17.4	$17.8	$23.0	$32.7	$24.2	(2)	(28)	$90.9	$89.1	2
Wholesale (a)	3.7	4.7	4.3	3.7	8.8	(21)	(58)	16.4	63.0	(74)
Correspondent	22.3	23.0	26.7	27.3	21.2	(3)	5	99.3	82.5	20

Total mortgage application volume	43.4	45.5	54.0	63.7	54.2	(5)	(20)	206.6	234.6	(12)

Average mortgage loans held-for-sale & loans at fair value (b)	16.2	18.0	16.7	14.0	12.2	(10)	33	16.2	14.6	11
Average assets	366.8	373.5	381.1	393.3	395.0	(2)	(7)	378.6	278.1	36
Third-party mortgage loans serviced (ending)	1,082.1	1,098.9	1,117.5	1,148.8	1,172.6	(2)	(8)	1,082.1	1,172.6	(8)
Third-party mortgage loans serviced (average)	1,088.8	1,104.4	1,128.1	1,155.0	1,169.0	(1)	(7)	1,119.1	810.9	38
MSR net carrying value (ending)	15.5	13.6	14.6	10.6	9.3	14	67	15.5	9.3	67
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	1.43%	1.24%	1.31%	0.92%	0.79%			1.43%	0.79%

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$(192)	$(70)	$284	$481	$62	(174)	NM	$503	$898	(44)

Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,221	1,220	1,279	1,222	1,366	—	(11)	4,942	3,258	52
Other changes in MSR asset fair value	(657)	(712)	(837)	(1,073)	(843)	8	22	(3,279)	(2,052)	(60)

Total operating revenue	564	508	442	149	523	11	8	1,663	1,206	38
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	1,762	(1,099)	3,831	1,310	(6,950)	NM	NM	5,804	(6,849)	NM
Derivative valuation adjustments and other	(1,653)	1,534	(3,750)	(307)	8,327	NM	NM	(4,176)	8,366	NM

Total risk management	109	435	81	1,003	1,377	(75)	(92)	1,628	1,517	7

Total RFS net mortgage servicing revenue	673	943	523	1,152	1,900	(29)	(65)	3,291	2,723	21

Mortgage fees and related income	481	873	807	1,633	1,962	(45)	(75)	3,794	3,621	5

Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.44%	0.44%	0.45%	0.43%	0.46%			0.44%	0.40%
MSR revenue multiple (c)	3.25x	2.82x	2.91x	2.14x	1.72x			3.25x	1.98x

(a)	Includes rural housing loans sourced through brokers and underwritten under U.S. Department of Agriculture guidelines.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $16.0 billion, $17.7 billion, $16.2 billion, $13.4 billion, and $12.0 billion, for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $15.8 billion and $14.2 billion for full year 2009 and 2008, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Credit card income	$931	$916	$921	$844	$862	2%	8%	$3,612	$2,768	30%
All other income	(46)	(85)	(364)	(197)	(272)	46	83	(692)	(49)	NM

Noninterest revenue	885	831	557	647	590	6	50	2,920	2,719	7
Net interest income	4,263	4,328	4,311	4,482	4,318	(2)	(1)	17,384	13,755	26

TOTAL NET REVENUE	5,148	5,159	4,868	5,129	4,908	—	5	20,304	16,474	23

Provision for credit losses	4,239	4,967	4,603	4,653	3,966	(15)	7	18,462	10,059	84

NONINTEREST EXPENSE
Compensation expense	336	354	329	357	335	(5)	—	1,376	1,127	22
Noncompensation expense	938	829	873	850	979	13	(4)	3,490	3,356	4
Amortization of intangibles	122	123	131	139	175	(1)	(30)	515	657	(22)

TOTAL NONINTEREST EXPENSE	1,396	1,306	1,333	1,346	1,489	7	(6)	5,381	5,140	5

Income/(loss) before income tax expense/(benefit)	(487)	(1,114)	(1,068)	(870)	(547)	56	11	(3,539)	1,275	NM
Income tax expense/(benefit)	(181)	(414)	(396)	(323)	(176)	56	(3)	(1,314)	495	NM

NET INCOME/(LOSS)	$(306)	$(700)	$(672)	$(547)	$(371)	56	18	$(2,225)	$780	NM

Memo: Net securitization income/(loss)	$17	$(43)	$(268)	$(180)	$(261)	NM	NM	$(474)	$(183)	(159)

FINANCIAL METRICS
ROE	(8)%	(19)%	(18)%	(15)%	(10)%			(15)%	5%
Overhead ratio	27	25	27	26	30			27	31
Percentage of average managed outstandings:
Net interest income	10.36	10.15	9.93	9.91	9.17			10.08	8.45
Provision for credit losses	10.30	11.65	10.60	10.29	8.42			10.71	6.18
Noninterest revenue	2.15	1.95	1.28	1.43	1.25			1.69	1.67
Risk adjusted margin (a)	2.21	0.45	0.61	1.05	2.00			1.07	3.94
Noninterest expense	3.39	3.06	3.07	2.98	3.16			3.12	3.16
Pretax income/(loss) (ROO) (b)	(1.18)	(2.61)	(2.46)	(1.92)	(1.16)			(2.05)	0.78
Net income/(loss)	(0.74)	(1.64)	(1.55)	(1.21)	(0.79)			(1.29)	0.48

BUSINESS METRICS
Charge volume (in billions)	$86.9	$82.6	$82.8	$76.0	$96.0	5	(9)	$328.3	$368.9	(11)
Net accounts opened (in millions) (c)	3.2	2.4	2.4	2.2	4.3	33	(26)	10.2	27.9	(63)
Credit cards issued (in millions)	145.3	146.6	151.9	159.0	168.7	(1)	(14)	145.3	168.7	(14)
Number of registered internet customers (in millions)	32.3	31.3	30.5	33.8	35.6	3	(9)	32.3	35.6	(9)

Merchant acquiring business (d)
Bank card volume (in billions)	$110.4	$103.5	$101.4	$94.4	$135.1	7	(18)	$409.7	$713.9	(43)
Total transactions (in billions)	4.9	4.5	4.5	4.1	4.9	9	—	18.0	21.4	(16)

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Results for full year 2008 included approximately 13 million credit card accounts acquired by JPMorgan Chase in the Washington Mutual transaction.

(d)	The Chase Paymentech Solutions joint venture was dissolved effective November 1, 2008. JPMorgan Chase retained approximately 51% of the business and operates the business under the name Chase Paymentech Solutions. For the period January 1, 2008, through October 31, 2008, the data presented represents activity for the Chase Paymentech Solutions joint venture and beyond that date, the data presented represents activity for Chase Paymentech Solutions.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$78,786	$78,215	$85,736	$90,911	$104,746	1%	(25)%	$78,786	$104,746	(25)%
Securitized loans	84,626	87,028	85,790	85,220	85,571	(3)	(1)	84,626	85,571	(1)

Managed loans	$163,412	$165,243	$171,526	$176,131	$190,317	(1)	(14)	$163,412	$190,317	(14)

Equity	$15,000	$15,000	$15,000	$15,000	$15,000	—	—	$15,000	$15,000	—

SELECTED BALANCE SHEET DATA (Average)
Managed assets	$184,535	$192,141	$193,310	$201,200	$203,943	(4)	(10)	$192,749	$173,711	11
Loans:
Loans on balance sheets	$77,759	$83,146	$89,692	$97,783	$98,790	(6)	(21)	$87,029	$83,293	4
Securitized loans	85,452	86,017	84,417	85,619	88,505	(1)	(3)	85,378	79,566	7

Managed average loans	$163,211	$169,163	$174,109	$183,402	$187,295	(4)	(13)	$172,407	$162,859	6

Equity	$15,000	$15,000	$15,000	$15,000	$15,000	—	—	$15,000	$14,326	5

Headcount	22,676	22,850	22,897	23,759	24,025	(1)	(6)	22,676	24,025	(6)

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$3,839	$4,392	$4,353	$3,493	$2,616	(13)	47	$16,077	$8,159	97
Net charge-off rate (a)	9.33%	10.30%	10.03%	7.72%	5.56%			9.33%	5.01%

Managed delinquency rates
30+ day (a)	6.28%	5.99%	5.86%	6.16%	4.97%			6.28%	4.97%
90+ day (a)	3.59	2.76	3.25	3.22	2.34			3.59	2.34

Allowance for loan losses (b)	$9,672	$9,297	$8,839	$8,849	$7,692	4	26	$9,672	$7,692	26
Allowance for loan losses to period-end loans (b) (c)	12.28%	11.89%	10.31%	9.73%	7.34%			12.28%	7.34%

KEY STATS — WASHINGTON MUTUAL ONLY
Managed loans	$19,653	$21,163	$23,093	$25,908	$28,250	(7)	(30)	$19,653	$28,250	(30)
Managed average loans	20,377	22,287	24,418	27,578	27,703	(9)	(26)	23,642	6,964	239
Net interest income (d)	17.12%	17.04%	17.90%	16.45%	14.87%			17.11%	14.87%
Risk adjusted margin (d) (e)	(0.66)	(4.45)	(3.89)	4.42	4.18			(0.93)	4.18
Net charge-off rate (f)	20.49	21.94	19.17	14.57	12.09			18.79	12.09
30+ day delinquency rate (f)	12.72	12.44	11.98	10.89	9.14			12.72	9.14
90+ day delinquency rate (f)	7.76	6.21	6.85	5.79	4.39			7.76	4.39

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Managed loans	$143,759	$144,080	$148,433	$150,223	$162,067	—	(11)	$143,759	$162,067	(11)
Managed average loans	142,834	146,876	149,691	155,824	159,592	(3)	(11)	148,765	155,895	(5)
Net interest income (d)	9.40%	9.10%	8.63%	8.75%	8.18%			8.97%	8.16%
Risk adjusted margin (d) (e)	2.62	1.19	1.34	0.46	1.62			1.39	3.93
Net charge-off rate	8.64	9.41	8.97	6.86	5.29			8.45	4.92
30+ day delinquency rate	5.52	5.38	5.27	5.34	4.36			5.52	4.36
90+ day delinquency rate	3.13	2.48	2.90	2.78	2.09			3.13	2.09

(a)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust.

(b)	Based on loans on balance sheets (“reported basis”).

(c)	Includes $1.0 billion, $3.0 billion and $5.0 billion of loans at December 31, 2009, September 30, 2009, and June 30, 2009, respectively, held by the Washington Mutual Master Trust, which were consolidated onto the Card Services balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009, and June 30, 2009. Excluding these loans, the allowance for loan losses to period-end loans was 12.43%, 12.36% and 10.95%, respectively.

(d)	As a percentage of average managed outstandings.

(e)	Represents total net revenue less provision for credit losses.

(f)	Excludes the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,306	$1,201	$1,215	$1,384	$1,553	9%	(16)%	$5,106	$6,082	(16)%
Securitization adjustments	(375)	(285)	(294)	(540)	(691)	(32)	46	(1,494)	(3,314)	55

Managed credit card income	$931	$916	$921	$844	$862	2	8	$3,612	$2,768	30

Net interest income
Reported	$2,271	$2,345	$2,353	$2,478	$2,408	(3)	(6)	$9,447	$6,838	38
Securitization adjustments	1,992	1,983	1,958	2,004	1,910	—	4	7,937	6,917	15

Managed net interest income	$4,263	$4,328	$4,311	$4,482	$4,318	(2)	(1)	$17,384	$13,755	26

Total net revenue
Reported	$3,531	$3,461	$3,204	$3,665	$3,689	2	(4)	$13,861	$12,871	8
Securitization adjustments	1,617	1,698	1,664	1,464	1,219	(5)	33	6,443	3,603	79

Managed total net revenue	$5,148	$5,159	$4,868	$5,129	$4,908	—	5	$20,304	$16,474	23

Provision for credit losses
Reported	$2,622	$3,269	$2,939	$3,189	$2,747	(20)	(5)	$12,019	$6,456	86
Securitization adjustments	1,617	1,698	1,664	1,464	1,219	(5)	33	6,443	3,603	79

Managed provision for credit losses	$4,239	$4,967	$4,603	$4,653	$3,966	(15)	7	$18,462	$10,059	84

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$102,748	$109,362	$111,722	$118,418	$118,290	(6)	(13)	$110,516	$96,807	14
Securitization adjustments	81,787	82,779	81,588	82,782	85,653	(1)	(5)	82,233	76,904	7

Managed average assets	$184,535	$192,141	$193,310	$201,200	$203,943	(4)	(10)	$192,749	$173,711	11

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$2,222	$2,694	$2,689	$2,029	$1,397	(18)	59	$9,634	$4,556	111
Securitization adjustments	1,617	1,698	1,664	1,464	1,219	(5)	33	6,443	3,603	79

Managed net charge-offs	$3,839	$4,392	$4,353	$3,493	$2,616	(13)	47	$16,077	$8,159	97

Net charge-off rates
Reported	11.34%	12.85%	12.03%	8.42%	5.63%			11.07%	5.47%
Securitized	7.51	7.83	7.91	6.93	5.48			7.55	4.53
Managed net charge-off rate	9.33	10.30	10.03	7.72	5.56			9.33	5.01

(a)	JPMorgan Chase uses the concept of “managed basis” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$279	$269	$270	$263	$242	4%	15%	$1,081	$854	27%
Asset management, administration and commissions	35	35	36	34	32	—	9	140	113	24
All other income (a)	149	170	152	125	102	(12)	46	596	514	16

Noninterest revenue	463	474	458	422	376	(2)	23	1,817	1,481	23
Net interest income	943	985	995	980	1,103	(4)	(15)	3,903	3,296	18

TOTAL NET REVENUE	1,406	1,459	1,453	1,402	1,479	(4)	(5)	5,720	4,777	20

Provision for credit losses	494	355	312	293	190	39	160	1,454	464	213

NONINTEREST EXPENSE
Compensation expense	183	196	197	200	164	(7)	12	776	692	12
Noncompensation expense	351	339	327	342	324	4	8	1,359	1,206	13
Amortization of intangibles	9	10	11	11	11	(10)	(18)	41	48	(15)

TOTAL NONINTEREST EXPENSE	543	545	535	553	499	—	9	2,176	1,946	12

Income before income tax expense	369	559	606	556	790	(34)	(53)	2,090	2,367	(12)
Income tax expense	145	218	238	218	310	(33)	(53)	819	928	(12)

NET INCOME	$224	$341	$368	$338	$480	(34)	(53)	$1,271	$1,439	(12)

MEMO:
Revenue by product:
Lending	$639	$675	$684	$665	$611	(5)	5	$2,663	$1,743	53
Treasury services	645	672	679	646	759	(4)	(15)	2,642	2,648	—
Investment banking	108	99	114	73	88	9	23	394	334	18
Other	14	13	(24)	18	21	8	(33)	21	52	(60)

Total Commercial Banking revenue	$1,406	$1,459	$1,453	$1,402	$1,479	(4)	(5)	$5,720	$4,777	20

IB revenue, gross (b)	$328	$301	$328	$206	$241	9	36	$1,163	$966	20

Revenue by business:
Middle Market Banking	$760	$771	$772	$752	$796	(1)	(5)	$3,055	$2,939	4
Commercial Term Lending (c)	191	232	224	228	243	(18)	(21)	875	243	260
Mid-Corporate Banking	277	278	305	242	243	—	14	1,102	921	20
Real Estate Banking (c)	100	121	120	120	131	(17)	(24)	461	413	12
Other (c)	78	57	32	60	66	37	18	227	261	(13)

Total Commercial Banking revenue	$1,406	$1,459	$1,453	$1,402	$1,479	(4)	(5)	$5,720	$4,777	20

FINANCIAL RATIOS
ROE	11%	17%	18%	17%	24%			16%	20%
Overhead ratio	39	37	37	39	34			38	41

(a)	Revenue from investment banking products sold to Commercial Banking (“CB”) clients and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to CB clients.

(c)	Includes total net revenue on net assets acquired in the Washington Mutual transaction starting in the period ending December 31, 2008.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change					2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008		2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained	$97,108	$101,608	$105,556	$110,923	$115,130	(4)%	(16)%	$97,108	$115,130		(16)%
Loans held-for-sale & loans at fair value	324	288	296	272	295	13	10	324	295		10

Total loans	97,432	101,896	105,852	111,195	115,425	(4)	(16)	97,432	115,425		(16)
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000		—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$129,948	$130,316	$137,283	$144,298	$149,815	—	(13)	$135,408	$114,299		18
Loans:
Loans retained	99,794	103,752	108,750	113,568	117,351	(4)	(15)	106,421	81,931		30
Loans held-for-sale & loans at fair value	386	297	288	297	329	30	17	317	406		(22)

Total loans	100,180	104,049	109,038	113,865	117,680	(4)	(15)	106,738	82,337		30
Liability balances (a)	122,471	109,293	105,829	114,975	114,113	12	7	113,152	103,121		10
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	7,251		10

MEMO:
Loans by business:
Middle Market Banking	$34,794	$36,200	$38,193	$40,728	$42,613	(4)	(18)	$37,459	$42,193		(11)
Commercial Term Lending (b)	36,507	36,943	36,963	36,814	37,039	(1)	(1)	36,806	9,310		295
Mid-Corporate Banking	13,510	14,933	17,012	18,416	18,169	(10)	(26)	15,951	16,297		(2)
Real Estate Banking (b)	11,133	11,547	12,347	13,264	13,529	(4)	(18)	12,066	9,008		34
Other (b)	4,236	4,426	4,523	4,643	6,330	(4)	(33)	4,456	5,529		(19)

Total Commercial Banking loans	$100,180	$104,049	$109,038	$113,865	$117,680	(4)	(15)	$106,738	$82,337		30

Headcount	4,151	4,177	4,228	4,545	5,206	(1)	(20)	4,151	5,206		(20)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$483	$291	$181	$134	$118	66	309	$1,089	$288		278
Nonperforming loans:
Nonperforming loans retained (c)	2,764	2,284	2,090	1,531	1,026	21	169	2,764	1,026		169
Nonperforming loans held-for-sale & loans at fair value	37	18	21	—	—	106	NM	37	—		NM

Total nonperforming loans:	2,801	2,302	2,111	1,531	1,026	22	173	2,801	1,026		173
Nonperforming assets	2,989	2,461	2,255	1,651	1,142	21	162	2,989	1,142		162
Allowance for credit losses:
Allowance for loan losses	3,025	3,063	3,034	2,945	2,826	(1)	7	3,025	2,826		7
Allowance for lending-related commitments	349	300	272	240	206	16	69	349	206		69

Total allowance for credit losses	3,374	3,363	3,306	3,185	3,032	—	11	3,374	3,032		11

Net charge-off rate	1.92%	1.11%	0.67%	0.48%	0.40%			1.02%	0.35%
Allowance for loan losses to period-end loans retained	3.12	3.01	2.87	2.65	2.45			3.12	2.45
Allowance for loan losses to average loans retained	3.03	2.95	2.79	2.59	2.41			2.84	3.04	(d)
Allowance for loan losses to nonperforming loans retained	109	134	145	192	275			109	275
Nonperforming loans to total period-end loans	2.87	2.26	1.99	1.38	0.89			2.87	0.89
Nonperforming loans to total average loans	2.80	2.21	1.94	1.34	0.87			2.62	1.10	(d)

(a)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

(b)	Includes loans acquired in the Washington Mutual transaction starting in the period ended December 31, 2008.

(c)	Allowance for loan losses of $581 million, $496 million, $460 million, $352 million, and $208 million were held against nonperforming loans retained for the periods ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively.

(d)	Average loans in the calculation of this ratio were adjusted to include $44.5 billion of loans acquired in the Washington Mutual transaction as if the transaction occurred on July 1, 2008. Excluding this adjustment, the unadjusted allowance for loan losses to average loans retained and nonperforming loans to total average loans ratios would have been 3.45% and 1.25%, respectively, for the period ended December 31, 2008.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$330	$316	$314	$325	$304	4%	9%	$1,285	$1,146	12%
Asset management, administration and commissions	675	620	710	626	748	9	(10)	2,631	3,133	(16)
All other income	212	201	221	197	268	5	(21)	831	917	(9)

Noninterest revenue	1,217	1,137	1,245	1,148	1,320	7	(8)	4,747	5,196	(9)
Net interest income	618	651	655	673	929	(5)	(33)	2,597	2,938	(12)

TOTAL NET REVENUE	1,835	1,788	1,900	1,821	2,249	3	(18)	7,344	8,134	(10)

Provision for credit losses	53	13	(5)	(6)	45	308	18	55	82	(33)
Credit reimbursement to IB (a)	(30)	(31)	(30)	(30)	(30)	3	—	(121)	(121)	—

NONINTEREST EXPENSE
Compensation expense	668	629	618	629	628	6	6	2,544	2,602	(2)
Noncompensation expense	704	633	650	671	692	11	2	2,658	2,556	4
Amortization of intangibles	19	18	20	19	19	6	—	76	65	17

TOTAL NONINTEREST EXPENSE	1,391	1,280	1,288	1,319	1,339	9	4	5,278	5,223	1

Income before income tax expense	361	464	587	478	835	(22)	(57)	1,890	2,708	(30)
Income tax expense	124	162	208	170	302	(23)	(59)	664	941	(29)

NET INCOME	$237	$302	$379	$308	$533	(22)	(56)	$1,226	$1,767	(31)

REVENUE BY BUSINESS
Treasury Services (b)	$918	$919	$934	$931	$1,068	—	(14)	$3,702	$3,779	(2)
Worldwide Securities Services (b)	917	869	966	890	1,181	6	(22)	3,642	4,355	(16)

TOTAL NET REVENUE	$1,835	$1,788	$1,900	$1,821	$2,249	3	(18)	$7,344	$8,134	(10)

FINANCIAL RATIOS
ROE	19%	24%	30%	25%	47%			25%	47%
Overhead ratio	76	72	68	72	60			72	64
Pretax margin ratio (c)	20	26	31	26	37			26	33

SELECTED BALANCE SHEET DATA (Period-end)
Loans (d)	$18,972	$19,693	$17,929	$18,529	$24,508	(4)	(23)	$18,972	$24,508	(23)
Equity	5,000	5,000	5,000	5,000	4,500	—	11	5,000	4,500	11

SELECTED BALANCE SHEET DATA (Average)
Total assets	$36,589	$33,117	$35,520	$38,682	$55,515	10	(34)	$35,963	$54,563	(34)
Loans (d)	18,888	17,062	17,524	20,140	31,283	11	(40)	18,397	26,226	(30)
Liability balances (e)	250,695	231,502	234,163	276,486	336,277	8	(25)	248,095	279,833	(11)
Equity	5,000	5,000	5,000	5,000	4,500	—	11	5,000	3,751	33

Headcount	26,609	26,389	27,252	26,998	27,070	1	(2)	26,609	27,070	(2)

(a)	The IB credit portfolio group manages certain exposures on behalf of clients shared with TSS. TSS reimburses IB for a portion of the total cost of managing the credit portfolio. IB recognizes this credit reimbursement as a component of noninterest revenue.

(b)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services revenue of $39 million, $38 million, $46 million, $45 million, and $75 million for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $168 million and $224 million for full year 2009 and 2008, respectively.

(c)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(d)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(e)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported (a)	$918	$919	$934	$931	$1,068	—%	(14)%	$3,702	$3,779	(2)%
Treasury Services revenue reported in Commercial Banking	645	672	679	646	759	(4)	(15)	2,642	2,648	—
Treasury Services revenue reported in other lines of business	57	63	63	62	82	(10)	(30)	245	299	(18)

Treasury Services firmwide revenue (a) (b)	1,620	1,654	1,676	1,639	1,909	(2)	(15)	6,589	6,726	(2)

Worldwide Securities Services revenue (a)	917	869	966	890	1,181	6	(22)	3,642	4,355	(16)

Treasury & Securities Services firmwide revenue (b)	$2,537	$2,523	$2,642	$2,529	$3,090	1	(18)	$10,231	$11,081	(8)

Treasury Services firmwide liability balances (average) (c) (d)	$289,024	$261,059	$258,312	$289,645	$312,559	11	(8)	$274,472	$264,195	4
Treasury & Securities Services firmwide liability balances (average) (c)	373,166	340,795	339,992	391,461	450,390	9	(17)	361,247	382,947	(6)

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (e)	54%	52%	51%	53%	44%			53%	50%
Treasury & Securities Services firmwide overhead ratio (e)	66	62	59	63	52			62	57

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$14,885	$14,887	$13,748	$13,532	$13,205	—	13	$14,885	$13,205	13

Number of:
US$ ACH transactions originated (in millions)	975	965	978	978	1,006	1	(3)	3,896	4,000	(3)
Total US$ clearing volume (in thousands)	29,493	28,604	28,193	27,186	29,346	3	1	113,476	115,742	(2)
International electronic funds transfer volume (in thousands) (f)	53,354	48,533	47,096	44,365	47,734	10	12	193,348	171,036	13
Wholesale check volume (in millions)	514	530	572	568	572	(3)	(10)	2,184	2,408	(9)
Wholesale cards issued (in thousands) (g)	27,138	26,977	25,501	23,757	22,784	1	19	27,138	22,784	19

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$—	$—	$17	$2	$—	—	—	$19	$(2)	NM
Nonperforming loans	14	14	14	30	30	—	(53)	14	30	(53)
Allowance for credit losses:
Allowance for loan losses	88	15	15	51	74	487	19	88	74	19
Allowance for lending-related commitments	84	104	92	77	63	(19)	33	84	63	33

Total allowance for credit losses	172	119	107	128	137	45	26	172	137	26

Net charge-off/(recovery) rate	—%	—%	0.39%	0.04%	—%			0.10%	(0.01)%
Allowance for loan losses to period-end loans	0.46	0.08	0.08	0.28	0.30			0.46	0.30
Allowance for loan losses to average loans	0.47	0.09	0.09	0.25	0.24			0.48	0.28
Allowance for loan losses to nonperforming loans	NM	107	107	170	247			NM	247
Nonperforming loans to period-end loans	0.07	0.07	0.08	0.16	0.12			0.07	0.12
Nonperforming loans to average loans	0.07	0.08	0.08	0.15	0.10			0.08	0.11

(a)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services revenue, of $39 million, $38 million, $46 million, $45 million, and $75 million, for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $168 million and $224 million for full year 2009 and 2008, respectively.

(b)	TSS firmwide revenue includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB are not included in TS and TSS firmwide revenue. These amounts were $162 million, $154 million, $191 million, $154 million, and $271 million, for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $661 million and $880 million for full year 2009 and 2008, respectively.

(c)	Firmwide liability balances include liability balances recorded in Commercial Banking.

(d)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services liability balances, of $15.5 billion, $13.9 billion, $14.9 billion, $18.2 billion, and $22.3 billion for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $15.6 billion and $21.5 billion for full year 2009 and 2008, respectively.

(e)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(f)	International electronic funds transfer includes non-U.S. dollar ACH and clearing volume.

(g)	Wholesale cards issued include domestic commercial, stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,632	$1,443	$1,315	$1,231	$1,362	13%	20%	$5,621	$6,004	(6)%
All other income	191	238	253	69	(170)	(20)	NM	751	62	NM

Noninterest revenue	1,823	1,681	1,568	1,300	1,192	8	53	6,372	6,066	5
Net interest income	372	404	414	403	466	(8)	(20)	1,593	1,518	5

TOTAL NET REVENUE	2,195	2,085	1,982	1,703	1,658	5	32	7,965	7,584	5

Provision for credit losses	58	38	59	33	32	53	81	188	85	121

NONINTEREST EXPENSE
Compensation expense	907	858	810	800	689	6	32	3,375	3,216	5
Noncompensation expense	543	474	525	479	504	15	8	2,021	2,000	1
Amortization of intangibles	20	19	19	19	20	5	—	77	82	(6)

TOTAL NONINTEREST EXPENSE	1,470	1,351	1,354	1,298	1,213	9	21	5,473	5,298	3

Income before income tax expense	667	696	569	372	413	(4)	62	2,304	2,201	5
Income tax expense	243	266	217	148	158	(9)	54	874	844	4

NET INCOME	$424	$430	$352	$224	$255	(1)	66	$1,430	$1,357	5

REVENUE BY CLIENT SEGMENT
Private Bank	$723	$639	$640	$583	$630	13	15	$2,585	$2,565	1
Institutional	584	534	487	460	327	9	79	2,065	1,775	16
Retail	445	471	411	253	265	(6)	68	1,580	1,620	(2)
Private Wealth Management	331	339	334	312	330	(2)	—	1,316	1,387	(5)
Bear Stearns Private Client Services (a)	112	102	110	95	106	10	6	419	237	77

Total net revenue	$2,195	$2,085	$1,982	$1,703	$1,658	5	32	$7,965	$7,584	5

FINANCIAL RATIOS
ROE	24%	24%	20%	13%	14%			20%	24%
Overhead ratio	67	65	68	76	73			69	70
Pretax margin ratio (b)	30	33	29	22	25			29	29

BUSINESS METRICS
Number of:
Client advisors (c)	1,934	1,891	1,838	1,872	1,840	2	5	1,934	1,840	5
Retirement planning services participants	1,628,000	1,620,000	1,595,000	1,628,000	1,531,000	—	6	1,628,000	1,531,000	6
Bear Stearns brokers (a)	376	365	362	359	324	3	16	376	324	16

% of customer assets in 4 & 5 Star Funds (d)	42%	39%	45%	42%	42%	8	—	42%	42%	—

% of AUM in 1st and 2nd quartiles: (e)
1 year	57%	60%	62%	54%	54%	(5)	6	57%	54%	6
3 years	62%	70%	69%	62%	65%	(11)	(5)	62%	65%	(5)
5 years	74%	74%	80%	66%	76%	—	(3)	74%	76%	(3)

SELECTED BALANCE SHEET DATA (Period-end)
Loans	$37,755	$35,925	$35,474	$33,944	$36,188	5	4	$37,755	$36,188	4
Equity	7,000	7,000	7,000	7,000	7,000	—	—	7,000	7,000	—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$63,036	$60,345	$59,334	$58,227	$65,648	4	(4)	$60,249	$65,550	(8)
Loans	36,137	34,822	34,292	34,585	36,851	4	(2)	34,963	38,124	(8)
Deposits	77,352	73,649	75,355	81,749	76,911	5	1	77,005	70,179	10
Equity	7,000	7,000	7,000	7,000	7,000	—	—	7,000	5,645	24

Headcount	15,136	14,919	14,840	15,109	15,339	1	(1)	15,136	15,339	(1)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$35	$17	$46	$19	$12	106	192	$117	$11	NM
Nonperforming loans	580	409	313	301	147	42	295	580	147	295
Allowance for credit losses:
Allowance for loan losses	269	251	226	215	191	7	41	269	191	41
Allowance for lending-related commitments	9	5	4	4	5	80	80	9	5	80

Total allowance for credit losses	278	256	230	219	196	9	42	278	196	42

Net charge-off rate	0.38%	0.19%	0.54%	0.22%	0.13%			0.33%	0.03%
Allowance for loan losses to period-end loans	0.71	0.70	0.64	0.63	0.53			0.71	0.53
Allowance for loan losses to average loans	0.74	0.72	0.66	0.62	0.52			0.77	0.50
Allowance for loan losses to nonperforming loans	46	61	72	71	130			46	130
Nonperforming loans to period-end loans	1.54	1.14	0.88	0.89	0.41			1.54	0.41
Nonperforming loans to average loans	1.61	1.17	0.91	0.87	0.40			1.66	0.39

(a)	Bear Stearns Private Client Services was renamed to JPMorgan Securities at the beginning of 2010.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Periods prior to September 30, 2009 were revised to conform with current methodology.

(d)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(e)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2009
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2009	2009	2009	2009	2008	2009	2008
Assets by asset class
Liquidity	$591	$634	$617	$625	$613	(7)%	(4)%
Fixed income	226	215	194	180	180	5	26
Equities & multi-asset	339	316	264	215	240	7	41
Alternatives	93	94	96	95	100	(1)	(7)

TOTAL ASSETS UNDER MANAGEMENT	1,249	1,259	1,171	1,115	1,133	(1)	10
Custody / brokerage / administration / deposits	452	411	372	349	363	10	25

TOTAL ASSETS UNDER SUPERVISION	$1,701	$1,670	$1,543	$1,464	$1,496	2	14

Assets by client segment
Institutional	$709	$737	$697	$668	$681	(4)	4
Private Bank	187	180	179	181	181	4	3
Retail	270	256	216	184	194	5	39
Private Wealth Management	69	71	67	68	71	(3)	(3)
Bear Stearns Private Client Services (a)	14	15	12	14	6	(7)	133

TOTAL ASSETS UNDER MANAGEMENT	$1,249	$1,259	$1,171	$1,115	$1,133	(1)	10

Institutional	$710	$737	$697	$669	$682	(4)	4
Private Bank	452	414	390	375	378	9	20
Retail	355	339	289	250	262	5	35
Private Wealth Management	129	131	123	120	124	(2)	4
Bear Stearns Private Client Services (a)	55	49	44	50	50	12	10

TOTAL ASSETS UNDER SUPERVISION	$1,701	$1,670	$1,543	$1,464	$1,496	2	14

Assets by geographic region
U.S. / Canada	$837	$862	$814	$789	$798	(3)	5
International	412	397	357	326	335	4	23

TOTAL ASSETS UNDER MANAGEMENT	$1,249	$1,259	$1,171	$1,115	$1,133	(1)	10

U.S. / Canada	$1,182	$1,179	$1,103	$1,066	$1,084	—	9
International	519	491	440	398	412	6	26

TOTAL ASSETS UNDER SUPERVISION	$1,701	$1,670	$1,543	$1,464	$1,496	2	14

Mutual fund assets by asset class
Liquidity	$539	$576	$569	$570	$553	(6)	(3)
Fixed income	67	57	48	42	41	18	63
Equities	143	133	111	85	92	8	55
Alternatives	9	10	9	8	7	(10)	29

TOTAL MUTUAL FUND ASSETS	$758	$776	$737	$705	$693	(2)	9

(a)	Bear Stearns Private Client Services was renamed to JPMorgan Securities at the beginning of 2010.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	2009	2008
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,259	$1,171	$1,115	$1,133	$1,153	$1,133	$1,193
Net asset flows:
Liquidity	(44)	9	(7)	19	86	(23)	210
Fixed income	12	13	8	1	(7)	34	(12)
Equities, multi-asset & alternative	8	12	2	(5)	(18)	17	(47)
Market / performance / other impacts	14	54	53	(33)	(81)	88	(211)

TOTAL ASSETS UNDER MANAGEMENT	$1,249	$1,259	$1,171	$1,115	$1,133	$1,249	$1,133

Assets under supervision rollforward
Beginning balance	$1,670	$1,543	$1,464	$1,496	$1,562	$1,496	$1,572
Net asset flows	(11)	45	(9)	25	73	50	181
Market / performance / other impacts	42	82	88	(57)	(139)	155	(257)

TOTAL ASSETS UNDER SUPERVISION	$1,701	$1,670	$1,543	$1,464	$1,496	$1,701	$1,496

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Principal transactions	$715	$1,109	$1,243	$(1,493)	$(1,620)	(36)%	NM %	$1,574	$(3,588)	NM %
Securities gains	378	181	366	214	499	109	(24)	1,139	1,637	(30)
All other income (a)	13	273	(209)	(19)	685	(95)	(98)	58	1,673	(97)

Noninterest revenue	1,106	1,563	1,400	(1,298)	(436)	(29)	NM	2,771	(278)	NM
Net interest income (expense)	978	1,031	865	989	868	(5)	13	3,863	347	NM

TOTAL NET REVENUE	2,084	2,594	2,265	(309)	432	(20)	382	6,634	69	NM

Provision for credit losses (b)	9	62	9	—	(33)	(85)	NM	80	1,981	(96)

NONINTEREST EXPENSE
Compensation expense	747	768	655	641	438	(3)	71	2,811	2,340	20
Noncompensation expense (c)	1,058	875	1,319	345	673	21	57	3,597	1,841	95
Merger costs	30	103	143	205	181	(71)	(83)	481	432	11

Subtotal	1,835	1,746	2,117	1,191	1,292	5	42	6,889	4,613	49
Net expense allocated to other businesses	(1,219)	(1,243)	(1,253)	(1,279)	(1,364)	2	11	(4,994)	(4,641)	(8)

TOTAL NONINTEREST EXPENSE	616	503	864	(88)	(72)	22	NM	1,895	(28)	NM

Income/(loss) before income tax expense (benefit) and extraordinary gain	1,459	2,029	1,392	(221)	537	(28)	172	4,659	(1,884)	NM
Income tax expense/(benefit)	262	818	584	41	317	(68)	(17)	1,705	(535)	NM

Income/(loss) before extraordinary gain	1,197	1,211	808	(262)	220	(1)	444	2,954	(1,349)	NM
Extraordinary gain (d)	—	76	—	—	1,325	NM	NM	76	1,906	(96)

NET INCOME/(LOSS)	$1,197	$1,287	$808	$(262)	$1,545	(7)	(23)	$3,030	$557	444

MEMO:
TOTAL NET REVENUE
Private equity	$296	$172	$(1)	$(449)	$(1,107)	72	NM	$18	$(963)	NM
Corporate	1,788	2,422	2,266	140	1,539	(26)	16	6,616	1,032	NM

TOTAL NET REVENUE	$2,084	$2,594	$2,265	$(309)	$432	(20)	382	$6,634	$69	NM

NET INCOME/(LOSS)
Private equity	$141	$88	$(27)	$(280)	$(682)	60	NM	$(78)	$(690)	89
Corporate	1,229	1,269	993	252	1,163	(3)	6	3,743	1,458	157
Merger-related items (e)	(173)	(70)	(158)	(234)	1,064	(147)	NM	(635)	(211)	(201)

TOTAL NET INCOME/(LOSS)	$1,197	$1,287	$808	$(262)	$1,545	(7)	(23)	$3,030	$557	444

Headcount	20,199	20,747	21,522	22,339	23,376	(3)	(14)	20,199	23,376	(14)

(a)	Included the following significant items: a gain of $1.0 billion from the dissolution of the Chase Paymentech Solutions joint venture in the fourth quarter of 2008, a charge of $375 million for the repurchase of auction rate securities in the third quarter of 2008, $423 million representing the Firm’s share of Bear Stearns’ losses from April 8 to May 30, 2008, in the second quarter of 2008, and proceeds of $1.5 billion from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(b)	The fourth and third quarters of 2008 included accounting conformity loan loss reserve provisions related to the acquisition of Washington Mutual Bank’s banking operations. An analysis of loans acquired in the transaction was substantially completed during the fourth quarter. This resulted in an increase in the purchased credit-impaired loan balances, a corresponding reduction in the non-credit-impaired portfolio and a reduction in the estimate of incurred losses related to the non-credit-impaired portfolio requiring a reduction in the accounting conformity provision for these loans. Also, the fourth quarter of 2008 includes a provision for credit losses related to the transfer of higher quality credit card loans from the legacy Chase portfolio to a securitization trust previously established by Washington Mutual.

(c)	Second quarter 2009 includes a $675 million FDIC special assessment.

(d)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with U.S. GAAP for business combinations, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(e)	Included accounting conformity loan loss reserve provisions, extraordinary gains and merger costs related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including Bear Stearns’ losses, merger costs, Bear Stearns asset management liquidation costs and Bear Stearns Private Client Services broker retention expense.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
SUPPLEMENTAL
TREASURY
Securities gains (a) (b)	$378	$181	$374	$214	$512	109%	(26)%	$1,147	$1,652	(31)%
Investment securities portfolio (average) (b)	353,224	339,745	336,263	265,785	159,209	4	122	324,037	113,010	187
Investment securities portfolio (ending) (b)	340,163	351,823	326,414	316,498	192,564	(3)	77	340,163	192,564	77
Mortgage loans (average)	7,794	7,469	7,228	7,210	7,277	4	7	7,427	7,059	5
Mortgage loans (ending)	8,023	7,665	7,368	7,162	7,292	5	10	8,023	7,292	10

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$12	$57	$25	$15	$24	(79)	(50)	$109	$1,717	(94)
Unrealized gains/(losses) (c)	224	88	16	(409)	(1,000)	155	NM	(81)	(2,480)	97

Total direct investments	236	145	41	(394)	(976)	63	NM	28	(763)	NM
Third-party fund investments	37	10	(61)	(68)	(121)	270	NM	(82)	(131)	37

Total private equity gains/(losses) (d)	$273	$155	$(20)	$(462)	$(1,097)	76	NM	$(54)	$(894)	94

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$762	$674	$431	$305	$483	13	58
Cost	743	751	778	778	792	(1)	(6)
Quoted public value	791	720	477	346	543	10	46
Privately-held direct securities
Carrying value	5,104	4,722	4,709	4,708	5,564	8	(8)
Cost	5,959	5,823	5,627	5,519	6,296	2	(5)
Third-party fund investments (e)
Carrying value	1,459	1,440	1,420	1,537	805	1	81
Cost	2,079	2,068	2,055	2,082	1,169	1	78

Total private equity portfolio — Carrying value	$7,325	$6,836	$6,560	$6,550	$6,852	7	7

Total private equity portfolio — Cost	$8,781	$8,642	$8,460	$8,379	$8,257	2	6

(a)	All periods reflect repositioning of the Corporate investment securities portfolio, and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Beginning in second quarter 2009, balances reflect Treasury and Chief Investment Office securities. Prior periods have been revised to conform with this change.

(c)	Unrealized gains (losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

(e)	Unfunded commitments to third-party private equity funds were $1.5 billion, $1.4 billion, $1.5 billion, $1.5 billion, and $1.4 billion at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						Dec 31, 2009
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2009	2009	2009	2009	2008	2009	2008
CREDIT EXPOSURE
WHOLESALE (a)
Loans retained	$200,077	$213,718	$224,080	$230,534	$248,089	(6)%	(19)%
Loans held-for-sale and loans at fair value	4,098	5,235	7,545	11,750	13,955	(22)	(71)

TOTAL WHOLESALE LOANS — REPORTED	204,175	218,953	231,625	242,284	262,044	(7)	(22)

CONSUMER (b)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	101,425	104,795	108,229	111,781	114,335	(3)	(11)
Prime mortgage	66,892	67,597	68,878	71,731	72,266	(1)	(7)
Subprime mortgage	12,526	13,270	13,825	14,594	15,330	(6)	(18)
Option ARMs	8,536	8,852	9,034	8,940	9,018	(4)	(5)

Total home loan portfolio — excluding purchased credit-impaired loans	189,379	194,514	199,966	207,046	210,949	(3)	(10)
Home loan portfolio — purchased credit-impaired loans: (c)
Home equity	26,520	27,088	27,729	28,366	28,555	(2)	(7)
Prime mortgage	19,693	20,229	20,807	21,398	21,855	(3)	(10)
Subprime mortgage	5,993	6,135	6,341	6,565	6,760	(2)	(11)
Option ARMs	29,039	29,750	30,529	31,243	31,643	(2)	(8)

Total home loan portfolio — purchased credit-impaired loans	81,245	83,202	85,406	87,572	88,813	(2)	(9)
Other consumer:
Auto	46,031	44,309	42,887	43,065	42,603	4	8
Credit card — reported:
Credit card — reported excluding loans held by the Washington Mutual Master Trust	77,784	75,207	80,722	90,911	104,746	3	(26)
Credit card — reported loans held by the Washington Mutual Master Trust (d)	1,002	3,008	5,014	—	—	(67)	NM

Total credit card — reported	78,786	78,215	85,736	90,911	104,746	1	(25)
Other loans	31,700	32,405	33,041	33,700	33,715	(2)	(6)

Loans retained	427,141	432,645	447,036	462,294	480,826	(1)	(11)
Loans held-for-sale (e)	2,142	1,546	1,940	3,665	2,028	39	6

TOTAL CONSUMER LOANS — REPORTED	429,283	434,191	448,976	465,959	482,854	(1)	(11)

TOTAL LOANS — REPORTED	633,458	653,144	680,601	708,243	744,898	(3)	(15)
Credit card — securitized	84,626	87,028	85,790	85,220	85,571	(3)	(1)

TOTAL LOANS — MANAGED	718,084	740,172	766,391	793,463	830,469	(3)	(14)
Derivative receivables	80,210	94,065	97,491	131,247	162,626	(15)	(51)
Receivables from customers	15,745	13,148	12,977	14,504	16,141	20	(2)
Interests in purchased receivables	2,927	2,329	2,972	—	—	26	NM

TOTAL CREDIT-RELATED ASSETS	816,966	849,714	879,831	939,214	1,009,236	(4)	(19)
Wholesale lending-related commitments	347,155	343,135	343,991	363,013	379,871	1	(9)

TOTAL	$1,164,121	$1,192,849	$1,223,822	$1,302,227	$1,389,107	(2)	(16)

Memo: Total by category
Total wholesale exposure (f)	$650,212	$671,630	$689,056	$751,048	$820,682	(3)	(21)
Total consumer managed loans (g)	513,909	521,219	534,766	551,179	568,425	(1)	(10)

Total	$1,164,121	$1,192,849	$1,223,822	$1,302,227	$1,389,107	(2)	(16)

Risk profile of wholesale credit exposure:

Investment-grade	$460,702	$474,005	$491,168	$546,968	$605,210	(3)	(24)

Noninvestment-grade:
Noncriticized	133,557	141,578	141,408	147,891	159,379	(6)	(16)
Criticized performing	26,095	27,217	26,453	25,320	22,568	(4)	16
Criticized nonperforming	7,088	8,118	6,533	4,615	3,429	(13)	107

Total noninvestment-grade	166,740	176,913	174,394	177,826	185,376	(6)	(10)

Loans held-for-sale & loans at fair value	4,098	5,235	7,545	11,750	13,955	(22)	(71)
Receivables from customers	15,745	13,148	12,977	14,504	16,141	20	(2)
Interests in purchased receivables	2,927	2,329	2,972	—	—	26	NM

Total wholesale exposure	$650,212	$671,630	$689,056	$751,048	$820,682	(3)	(21)

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(c)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable even if the underlying loans are contractually past due.

(d)	Represents loans held by the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009 and June 30, 2009.

(e)	Included loans for prime mortgage of $450 million, $187 million, $589 million, $825 million, and $206 million at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and other (largely student loans) of $1.7 billion, $1.4 billion, $1.4 billion, $2.8 billion, and $1.8 billion at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively.

(f)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(g)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:

Investment-Grade: AAA / Aaa to BBB- / Baa3

Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2009
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2009	2009	2009	2009	2008	2009	2008
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans retained	$6,559	$7,494	$5,829	$3,605	$2,350	(12)%	179%
Loans held-for-sale and loans at fair value	345	146	133	57	32	136	NM

TOTAL WHOLESALE LOANS	6,904	7,640	5,962	3,662	2,382	(10)	190

CONSUMER LOANS (a)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity	1,665	1,598	1,487	1,591	1,394	4	19
Prime mortgage	4,355	4,007	3,501	2,712	1,895	9	130
Subprime mortgage	3,248	3,233	2,773	2,545	2,690	—	21
Option ARMs	312	244	182	97	10	28	NM

Total home loan portfolio	9,580	9,082	7,943	6,945	5,989	5	60
Auto loans	177	179	154	165	148	(1)	20
Credit card — reported	3	3	4	4	4	—	(25)
Other loans	900	863	722	625	430	4	109

TOTAL CONSUMER LOANS (b) (c)	10,660	10,127	8,823	7,739	6,571	5	62

TOTAL NONPERFORMING LOANS REPORTED	17,564	17,767	14,785	11,401	8,953	(1)	96

Derivative receivables	529	624	704	1,010	1,079	(15)	(51)
Assets acquired in loan satisfactions	1,648	1,971	2,028	2,243	2,682	(16)	(39)

TOTAL NONPERFORMING ASSETS (b)	$19,741	$20,362	$17,517	$14,654	$12,714	(3)	55

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	2.77%	2.72%	2.17%	1.61%	1.20%

NONPERFORMING ASSETS BY LOB
Investment Bank	$4,236	$5,782	$4,534	$3,041	$2,501	(27)	69
Retail Financial Services (c)	11,864	11,641	10,351	9,582	8,841	2	34
Card Services	3	3	4	4	4	—	(25)
Commercial Banking	2,989	2,461	2,255	1,651	1,142	21	162
Treasury & Securities Services	14	14	14	30	30	—	(53)
Asset Management	582	422	326	319	172	38	238
Corporate/Private Equity (d)	53	39	33	27	24	36	121

TOTAL	$19,741	$20,362	$17,517	$14,654	$12,714	(3)	55

(a)	There were no nonperforming loans held-for-sale at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, or December 31, 2008.

(b)	Nonperforming loans and assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.0 billion, $7.0 billion, $4.2 billion, $4.2 billion, and $3.0 billion, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively; (2) real estate owned insured by U.S. government agencies of $579 million, $579 million, $508 million, $433 million, and $364 million, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $542 million, $511 million, $473 million, $433 million, and $437 million, at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively. These amounts are excluded, as reimbursement is proceeding normally.

(c)	Excludes home lending purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(d)	Predominantly relates to held-for-investment prime mortgage.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
GROSS CHARGE-OFFS
Wholesale loans	$1,230	$1,093	$697	$206	$238	13%	417%	$3,226	$521	NM %
Consumer loans (includes RFS and Corporate/Private Equity)	2,825	2,634	2,718	2,244	1,752	7	61	10,421	5,086	105
Credit card loans — reported	2,405	2,894	2,883	2,189	1,559	(17)	54	10,371	5,157	101

Total loans — reported	6,460	6,621	6,298	4,639	3,549	(2)	82	24,018	10,764	123
Credit card loans — securitized	1,733	1,810	1,776	1,579	1,351	(4)	28	6,898	4,076	69

Total loans — managed	8,193	8,431	8,074	6,218	4,900	(3)	67	30,916	14,840	108

RECOVERIES
Wholesale loans	26	35	18	15	21	(26)	24	94	119	(21)
Consumer loans (includes RFS and Corporate/Private Equity)	74	13	67	68	51	469	45	222	209	6
Credit card loans — reported	183	200	194	160	162	(9)	13	737	601	23

Total loans — reported	283	248	279	243	234	14	21	1,053	929	13
Credit card loans — securitized	116	112	112	115	123	4	(6)	455	464	(2)

Total loans — managed	399	360	391	358	357	11	12	1,508	1,393	8

NET CHARGE-OFFS
Wholesale loans	1,204	1,058	679	191	217	14	455	3,132	402	NM
Consumer loans (includes RFS and Corporate/Private Equity)	2,751	2,621	2,651	2,176	1,701	5	62	10,199	4,877	109
Credit card loans — reported	2,222	2,694	2,689	2,029	1,397	(18)	59	9,634	4,556	111

Total loans — reported	6,177	6,373	6,019	4,396	3,315	(3)	86	22,965	9,835	134
Credit card loans — securitized	1,617	1,698	1,664	1,464	1,228	(5)	32	6,443	3,612	78

Total loans — managed	$7,794	$8,071	$7,683	$5,860	$4,543	(3)	72	$29,408	$13,447	119

NET CHARGE-OFF RATES
Wholesale retained loans	2.31%	1.93%	1.19%	0.32%	0.33%			1.40%	0.18%
Consumer retained loans	4.60	4.79	4.69	3.61	2.59			4.41	2.71
Total retained loans — reported	3.85	3.84	3.52	2.51	1.80			3.42	1.73
Consumer loans — managed	5.08	5.29	5.20	4.12	3.05			4.91	3.06
Total loans — managed	4.29	4.30	4.00	2.98	2.20			3.88	2.08
Consumer loans — managed excluding purchased credit-impaired loans (a)	6.05	6.29	6.18	4.90	3.62			5.85	3.22
Total loans — managed excluding purchased credit impaired loans (a)	4.84	4.85	4.51	3.36	2.46			4.37	2.15

Memo: Average Retained Loans
Wholesale loans — reported	206,846	217,952	229,105	238,689	258,770			223,047	219,612
Consumer loans — reported	428,964	440,376	456,292	471,918	475,239			449,245	347,435
Total loans — reported	635,810	658,328	685,397	710,607	734,009			672,292	567,047
Consumer loans — managed	514,416	526,393	540,709	557,537	563,744			534,623	427,001
Total loans — managed	721,262	744,345	769,814	796,226	822,514			757,670	646,613

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$30,633	$29,072	$27,381	$23,164	$19,052	5%	61%	$23,164	$9,234	151%
Acquired allowance resulting from the Washington Mutual transaction	—	—	—	—	—	—	—	—	2,535	NM
Net charge-offs	6,177	6,373	6,019	4,396	3,315	(3)	86	22,965	9,835	134
Provision for loan losses (a)	7,166	8,029	7,923	8,617	7,434	(11)	(4)	31,735	21,237	49
Other (b)	(20)	(95)	(213)	(4)	(7)	79	(186)	(332)	(7)	NM

Ending balance	$31,602	$30,633	$29,072	$27,381	$23,164	3	36	$31,602	$23,164	36

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$821	$746	$638	$659	$713	10	15	$659	$850	(22)
Provision for lending-related commitments	118	75	108	(21)	(121)	57	NM	280	(258)	NM
Other	—	—	—	—	67	—	NM	—	67	NM

Ending balance	$939	$821	$746	$638	$659	14	42	$939	$659	42

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$2,046	$2,410	$2,108	$1,213	$712	(15)	187
Formula — based	5,099	5,631	6,284	6,691	5,833	(9)	(13)

Total wholesale	7,145	8,041	8,392	7,904	6,545	(11)	9

Consumer
Asset specific	149	161	132	106	74	(7)	101
Formula — based	24,308	22,431	20,548	19,371	16,545	8	47

Total consumer	24,457	22,592	20,680	19,477	16,619	8	47

Total allowance for loan losses	31,602	30,633	29,072	27,381	23,164	3	36
Allowance for lending-related commitments	939	821	746	638	659	14	42

Total allowance for credit losses	$32,541	$31,454	$29,818	$28,019	$23,823	3	37

REPORTED RATIOS
Wholesale allowance for loan losses to total wholesale retained loans	3.57%	3.76%	3.75%	3.43%	2.64%
Consumer allowance for loan losses to total consumer retained loans	5.73	5.22	4.63	4.21	3.46
Allowance for loan losses to total retained loans	5.04	4.74	4.33	3.95	3.18

MANAGED RATIOS
Consumer allowance for loan losses to total consumer retained loans excluding purchased credit-impaired loans and loans held by the Washington Mutual Master Trust (c) (d)	6.63	6.21	5.80	5.20	4.24
Allowance for loan losses to ending loans excluding purchased credit-impaired loans and loans held by the Washington Mutual Master Trust (c) (d)	5.51	5.28	5.01	4.53	3.62
Allowance for loan losses to total retained nonperforming loans (c) (e)	174	168	198	241	260

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$3,756	$4,703	$5,101	$4,682	$3,444	(20)	9
Retail Financial Services	14,776	13,286	11,832	10,619	8,918	11	66
Card Services	9,672	9,297	8,839	8,849	7,692	4	26
Commercial Banking	3,025	3,063	3,034	2,945	2,826	(1)	7
Treasury & Securities Services	88	15	15	51	74	487	19
Asset Management	269	251	226	215	191	7	41
Corporate/Private Equity	16	18	25	20	19	(11)	(16)

Total	$31,602	$30,633	$29,072	$27,381	$23,164	3	36

(a)	Full year 2008 includes accounting conformity loan loss provision related to the acquisition of Washington Mutual Bank’s banking operations.

(b)	Activity from the second to fourth quarter of 2009 predominantly included a reclassification related to the issuance and retention of securities from the Chase Issuance Trust.

(c)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $1.6 billion and $1.1 billion was recorded for these loans as of December 31, 2009 and September 30, 2009, respectively. No allowance for losses was recorded as of June 30, 2009, March 31, 2009 and December 31, 2008. To date, no charge-offs have been recorded for these loans.

(d)	Excludes loans held by the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009 and June 30, 2009.

(e)	Excludes consumer purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(265)	$330	$815	$1,274	$869	NM %	NM %	$2,154	$2,216	(3)%
Commercial Banking	445	326	280	263	180	37	147	1,314	505	160
Treasury & Securities Services	73	1	(20)	(20)	27	NM	170	34	52	(35)
Asset Management	53	37	59	34	32	43	66	183	87	110
Corporate/Private Equity (a) (b)	(2)	(6)	7	—	76	67	NM	(1)	676	NM

Total wholesale	304	688	1,141	1,551	1,184	(56)	(74)	3,684	3,536	4

Retail Financial Services	4,228	4,004	3,841	3,877	3,578	6	18	15,950	9,906	61
Card Services — reported	2,622	3,269	2,939	3,189	2,747	(20)	(5)	12,019	6,456	86
Corporate/Private Equity (a)	12	68	2	—	(75)	(82)	NM	82	1,339	(94)

Total consumer	6,862	7,341	6,782	7,066	6,250	(7)	10	28,051	17,701	58

Total provision for loan losses	$7,166	$8,029	$7,923	$8,617	$7,434	(11)	(4)	$31,735	$21,237	49

LENDING-RELATED COMMITMENTS
Investment Bank	$84	$49	$56	$(64)	$(104)	71	NM	$125	$(201)	NM
Commercial Banking	49	29	32	30	10	69	390	140	(41)	NM
Treasury & Securities Services	(20)	12	15	14	18	NM	NM	21	30	(30)
Asset Management	5	1	—	(1)	—	400	NM	5	(2)	NM
Corporate/Private Equity (a)	(1)	—	—	—	5	NM	NM	(1)	5	NM

Total wholesale	117	91	103	(21)	(71)	29	NM	290	(209)	NM

Retail Financial Services	1	(16)	5	—	(2)	NM	NM	(10)	(1)	NM
Card Services — reported	—	—	—	—	—	—	—	—	—	—
Corporate/Private Equity (a)	—	—	—	—	(48)	—	NM	—	(48)	NM

Total consumer	1	(16)	5	—	(50)	NM	NM	(10)	(49)	80

Total provision for lending-related commitments	$118	$75	$108	$(21)	$(121)	57	NM	$280	$(258)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(181)	$379	$871	$1,210	$765	NM	NM	$2,279	$2,015	13
Commercial Banking	494	355	312	293	190	39	160	1,454	464	213
Treasury & Securities Services	53	13	(5)	(6)	45	308	18	55	82	(33)
Asset Management	58	38	59	33	32	53	81	188	85	121
Corporate/Private Equity (a) (b)	(3)	(6)	7	—	81	50	NM	(2)	681	NM

Total wholesale	421	779	1,244	1,530	1,113	(46)	(62)	3,974	3,327	19

Retail Financial Services	4,229	3,988	3,846	3,877	3,576	6	18	15,940	9,905	61
Card Services — reported	2,622	3,269	2,939	3,189	2,747	(20)	(5)	12,019	6,456	86
Corporate/Private Equity (a)	12	68	2	—	(123)	(82)	NM	82	1,291	(94)

Total consumer	6,863	7,325	6,787	7,066	6,200	(6)	11	28,041	17,652	59

Total provision for credit losses	7,284	8,104	8,031	8,596	7,313	(10)	—	32,015	20,979	53

Credit card — securitized	1,617	1,698	1,664	1,464	1,228	(5)	32	6,443	3,612	78

Managed provision for credit losses	$8,901	$9,802	$9,695	$10,060	$8,541	(9)	4	$38,458	$24,591	56

(a)	Includes accounting conformity provisions related to the Washington Mutual transaction in the third quarter of 2008.

(b)	Includes provision expense related to loans acquired in the Bear Stearns transaction in the second quarter of 2008.

JPMORGAN CHASE & CO.
MARKET RISK-RELATED INFORMATION
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
AVERAGE IB TRADING VAR AND CREDIT PORTFOLIO VAR - 99% CONFIDENCE LEVEL (a)
IB VaR by risk type:
Fixed income	$171	$243	$249	$218	$276	(30)%	(38)%	$221	$181	22%
Foreign exchange	23	30	26	40	55	(23)	(58)	30	34	(12)
Equities	35	28	77	162	87	25	(60)	75	57	32
Commodities and other	26	38	34	28	30	(32)	(13)	32	32	—
Diversification benefit to IB trading VaR (b)	(92)	(134)	(136)	(159)	(146)	31	37	(131)	(108)	(21)

99% IB Trading VaR (c)	163	205	250	289	302	(20)	(46)	227	196	16

Credit portfolio VaR (d)	41	50	133	182	165	(18)	(75)	101	69	46
Diversification benefit to IB trading and credit portfolio VaR (b)	(20)	(49)	(116)	(135)	(140)	59	86	(80)	(63)	(27)

99% Total IB trading and credit portfolio VaR	$184	$206	$267	$336	$327	(11)	(44)	$248	$202	23

AVERAGE IB TRADING VAR, CREDIT PORTFOLIO VAR AND OTHER VAR - 95% CONFIDENCE LEVEL (e)
IB VaR by risk type:
Fixed income	$121	$182	$179	$158	$194	(34)	(38)	$160
Foreign exchange	14	19	16	23	32	(26)	(56)	18
Equities	21	19	50	97	47	11	(55)	47
Commodities and other	17	23	22	20	21	(26)	(19)	20
Diversification benefit to IB trading VaR (b)	(62)	(97)	(97)	(108)	(103)	36	40	(91)

95% IB Trading VaR (c)	111	146	170	190	191	(24)	(42)	154

Credit portfolio VaR (d)	24	29	68	86	66	(17)	(64)	52
Diversification benefit to IB trading and credit portfolio VaR (b)	(11)	(32)	(60)	(63)	(50)	66	78	(42)

95% Total IB trading and credit portfolio VaR	124	143	178	213	207	(13)	(40)	164

Consumer Lending VaR (f)	29	49	43	108	56	(41)	(48)	57
Corporate Risk Management VaR (g)	78	99	111	121	76	(21)	3	103
Diversification benefit to total other VaR (b)	(19)	(31)	(29)	(61)	(31)	39	39	(36)

Total other VaR	88	117	125	168	101	(25)	(13)	124

Diversification benefit to total IB and other VaR (b)	(67)	(82)	(89)	(93)	(56)	18	(20)	(82)

Total IB and other VaR	$145	$178	$214	$288	$252	(19)	(42)	$206

(a)	Results for full year 2008 include seven months of the combined Firm’s (JPMorgan Chase & Co.’s and Bear Stearns’) results and five months of heritage JPMorgan Chase & Co results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(c)	IB Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. The 95% IB Trading VaR includes syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. The 99% IB Trading VaR includes the credit spread sensitivities of certain mortgage products but does not include syndicated lending facilities that the Firm intends to distribute. Both the 95% and 99% IB Trading VaR do not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(d)	Includes VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	In the third quarter of 2008, the Firm revised the VaR measurement to create a more comprehensive view of its market risks by adding syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. In addition, certain actively managed positions utilized as part of the Firm’s risk management function within Corporate and in RFS’ mortgage banking businesses have been added to IB VaR to provide a Total IB and other VaR measure. Finally, the Firm moved from using a 99% confidence level to a 95% confidence level since the 95% level provides a more stable measure of the VaR for day-to-day risk management. Results for the full year ended December 31, 2008, are not available. This section presents the results of the Firm’s VaR measure under the revised measurement using a 95% confidence level. The Firm intends to only present the VaR at this confidence level once information for five quarters and two comparative year-to-date periods are available.

(f)	Consumer Lending VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(g)	Corporate Risk Management VaR includes certain actively managed positions utilized as part of the Firm’s risk management function within Corporate. It does not include certain nontrading activity such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.) and Corporate Treasury balance sheet and capital management positions as well as longer-term corporate investments.

JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except ratio data)

							Dec 31, 2009
							Change		FULL YEAR
	Dec 31		Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31			2009 Change
	2009		2009	2009	2009	2008	2009	2008	2009	2008	2008
CAPITAL RATIOS (a)
Tier 1 capital	$132,971	(e)	$126,541	$122,174	$137,144	$136,104	5%	(2)%
Total capital	177,074	(e)	171,804	167,767	183,109	184,720	3	(4)
Tier 1 common capital (b)	105,284	(e)	101,420	96,850	87,878	86,908	4	21
Risk-weighted assets	1,198,080	(e)	1,237,760	1,260,237	1,207,490	1,244,659	(3)	(4)
Adjusted average assets	1,933,767	(e)	1,940,689	1,969,339	1,923,186	1,966,895	—	(2)
Tier 1 capital ratio	11.1	%(e)	10.2%	9.7%	11.4%	10.9%
Total capital ratio	14.8	(e)	13.9	13.3	15.2	14.8
Tier 1 common capital ratio (b)	8.8	(e)	8.2	7.7	7.3	7.0
Tier 1 leverage ratio	6.9	(e)	6.5	6.2	7.1	6.9
TANGIBLE COMMON EQUITY (PERIOD-END) (c)
Common stockholders’ equity	$157,213		$154,101	$146,614	$138,201	$134,945	2	17
Less: Goodwill	48,357		48,334	48,288	48,201	48,027	—	1
Less: Other intangible assets	4,621		4,862	5,082	5,349	5,581	(5)	(17)
Add: Deferred tax liabilities (d)	2,538		2,527	2,535	2,502	2,717	—	(7)

Total tangible common equity	$106,773		$103,432	$95,779	$87,153	$84,054	3	27

TANGIBLE COMMON EQUITY (AVERAGE) (c)
Common stockholders’ equity	$156,525		$149,468	$140,865	$136,493	$138,757	5	13	$145,903	$129,116	13%
Less: Goodwill	48,341		48,328	48,273	48,071	46,838	—	3	48,254	46,068	5
Less: Other intangible assets	4,741		4,984	5,218	5,443	5,586	(5)	(15)	5,095	5,779	(12)
Add: Deferred tax liabilities (d)	2,533		2,531	2,518	2,609	2,547	—	(1)	2,547	2,369	8

Total tangible common equity	$105,976		$98,687	$89,892	$85,588	$88,880	7	19	$95,101	$79,638	19

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$48,357		$48,334	$48,288	$48,201	$48,027	—	1
Mortgage servicing rights	15,531		13,663	14,600	10,634	9,403	14	65
Purchased credit card relationships	1,246		1,342	1,431	1,528	1,649	(7)	(24)
All other intangibles	3,375		3,520	3,651	3,821	3,932	(4)	(14)

Total intangibles	$68,509		$66,859	$67,970	$64,184	$63,011	2	9

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	$204,003		$195,561	$192,247	$197,027	$210,899	4	(3)
Interest-bearing	439,104		415,122	433,862	463,913	511,077	6	(14)
Non-U.S. offices:
Noninterest-bearing	8,082		9,390	8,291	7,073	7,697	(14)	5
Interest-bearing	287,178		247,904	232,077	238,956	279,604	16	3

Total deposits	$938,367		$867,977	$866,477	$906,969	$1,009,277	8	(7)

(a)	The Federal Reserve granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions, from the Federal Reserve’s risk-based capital and leverage requirements with respect to the Bear Stearns’ risk-weighted assets and other exposures acquired. The relief ended September 30, 2009. Commencing in the second quarter of 2009, the Firm no longer adjusted its risk-based capital ratios to take into account the relief in the calculation of its risk-based capital ratios.

(b)	Tier 1 common is calculated as Tier 1 capital less qualifying perpetual preferred stock, qualifying trust preferred securities and qualifying minority interest in subsidiaries. The Firm uses the Tier 1 common capital ratio, a non-GAAP financial measure, to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies.

(c)	Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm views TCE, a non-GAAP financial measure, as a meaningful measure of capital quality.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted with goodwill and other intangibles when calculating tangible common equity.

(e)	Estimated.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q09 Change				2009 Change
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q09	4Q08	2009	2008	2008
EARNINGS PER SHARE DATA (a)
Basic earnings per share:
Income/(loss) before extraordinary gain	$3,278	$3,512	$2,721	$2,141	$(623)	(7)%	NM %	$11,652	$3,699	215%
Extraordinary gain	—	76	—	—	1,325	NM	NM	76	1,906	(96)

Net income	3,278	3,588	2,721	2,141	702	(9)	367	11,728	5,605	109
Less: Preferred stock dividends	162	163	473	529	423	(1)	(62)	1,327	674	97
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury (b)	—	—	1,112	—	—	—	—	1,112	—	NM

Net income applicable to common equity	3,116	3,425	1,136	1,612	279	(9)	NM	9,289	4,931	88
Less: Dividends and undistributed earnings allocated to participating securities	164	185	64	93	47	(11)	249	515	189	172

Net income applicable to common stockholders (c)	$2,952	$3,240	$1,072	$1,519	$232	(9)	NM	$8,774	$4,742	85

Total weighted-average basic shares outstanding	3,946.1	3,937.9	3,811.5	3,755.7	3,737.5	—	6	3,862.8	3,501.1	10

Income/(loss) before extraordinary gain per share (b)	$0.75	$0.80	$0.28	$0.40	$(0.29)	(6)	NM	$2.25	$0.81	178
Extraordinary gain per share	—	0.02	—	—	0.35	NM	NM	0.02	0.54	(96)

Net income per share (b)	$0.75	$0.82	$0.28	$0.40	$0.06	(9)	NM	$2.27	$1.35	68

Diluted earnings per share:
Net income applicable to common stockholders (c)	$2,952	$3,240	$1,072	$1,519	$232	(9)	NM	$8,774	$4,742	85

Total weighted-average basic shares outstanding	3,946.1	3,937.9	3,811.5	3,755.7	3,737.5	—	6	3,862.8	3,501.1	10
Add: Employee stock options and SARs (d)	28.0	24.1	12.6	3.0	— (g)	16	NM	16.9	20.7	(18)

Total weighted-average diluted shares outstanding (e)	3,974.1	3,962.0	3,824.1	3,758.7	3,737.5	—	6	3,879.7	3,521.8	10

Income/(loss) before extraordinary gain per share (b)	$0.74	$0.80	$0.28	$0.40	$(0.29)	(8)	NM	$2.24	$0.81	177
Extraordinary gain per share	—	0.02	—	—	0.35	NM	NM	0.02	0.54	(96)

Net income per share (b)	$0.74	$0.82	$0.28	$0.40	$0.06	(10)	NM	$2.26	$1.35	67

COMMON SHARES OUTSTANDING
Common shares outstanding — at period end (f)	3,942.0	3,938.7	3,924.1	3,757.7	3,732.8	—	6	3,942.0	3,732.8	6
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.05	$0.38	—	(87)	$0.20	$1.52	(87)
Book value per share	39.88	39.12	37.36	36.78	36.15	2	10	39.88	36.15	10
Dividend payout	7%	6%	14%	15%	532%			9%	114%

SHARE PRICE
High	$47.47	$46.50	$38.94	$31.64	$50.63	2	(6)	$47.47	$50.63	(6)
Low	40.04	31.59	25.29	14.96	19.69	27	103	14.96	19.69	(24)
Close	41.67	43.82	34.11	26.58	31.53	(5)	32	41.67	31.53	32
Market capitalization	164,261	172,596	133,852	99,881	117,695	(5)	40	164,261	117,695	40

STOCK REPURCHASE PROGRAM
Common shares repurchased	—	—	—	—	—	—	—	—	—	—

(a)	Effective January 1, 2009, the Firm implemented new FASB guidance for participating securities, which clarifies that unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”) are participating securities and should be included in the EPS calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends. EPS data for the prior periods were revised as required by the guidance.

(b)	The calculation of second quarter and full year 2009 earnings per share includes a one-time non-cash reduction of $1.1 billion, or $0.27 per share, resulting from the redemption of Series K preferred stock issued to the U.S. Treasury.

(c)	Net income applicable to common stockholders for basic and diluted EPS may differ under the two-class method as a result of adding common stock equivalents for options, SARs and warrants to dilutive shares outstanding, which alters the ratio used to allocate earnings to common stockholders and participating securities for purposes of calculating diluted EPS.

(d)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and (subsequent to October 28, 2008) the warrant issued under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock totaling 147 million, 241 million, 315 million, 363 million, and 353 million, for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and 266 million and 209 million for the full year ended December 31, 2009 and 2008, respectively.

(e)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury-stock method.

(f)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share; and on September 30, 2008, the Firm issued $11.5 billion, or 284 million shares, of its common stock at $40.50 per share.

(g)	Common equivalent shares have been excluded from the computation of diluted loss per share for the fourth quarter of 2008, as the effect would have been antidilutive.

JPMORGAN CHASE & CO.
Glossary of Terms
ACH: Automated Clearing House.
Allowance for loan losses to total loans : Represents period-end Allowance for loan losses divided by retained loans.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and through the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to investors, gross credit losses and other trust expense related to the securitized receivables, is reclassified into credit card income in the Consolidated Statements of Income.
FASB: Financial Accounting Standards Board.
Interests in purchased receivables: Represent an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-"/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net charge-off ratio: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Pre-provision profit: Total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable-equivalent adjustments.
Retained loans: Loans that are held for investment excluding loans held-for-sale and loans at fair value.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk: A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Line of Business Metrics
Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN RETAIL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE FEES AND RELATED INCOME COMPRISE THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Operating revenue comprises:
—	all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.
—	modeled servicing portfolio runoff (or time decay).
b)	Risk management comprises:
—	changes in MSR asset fair value due to market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.
—	derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
MORTGAGE ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — A business that processes bank card transactions for merchants.
4. Bank card volume — Dollar amount of transactions processed for merchants.
5. Total transactions — Number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO.
Line of Business Metrics (continued)
Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
2. IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of Institutional, Retail, Private Banking, Private Wealth Management and Bear Stearns Private Client Services clients. Includes Committed Capital not Called, on which we earn fees. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 42% ownership interest as of December 31, 2009.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Private Client Services provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.